The Flex-funds
--------------

2001
Semi-Annual Report

The Muirfield Fund(R)
The Total Return Utilities Fund
The Highlands Growth Fund
The Dynamic Growth Fund
The Aggressive Growth Fund
The U.S. Government Bond Fund
The Money Market Fund

                                                                       [GRAPHIC]

June 30, 2001


The Flex-funds

P.O. Box 7177
Dublin, Ohio 43017
TOLL FREE (800)-325-3539
E-mail: flexfunds@meederfinancial.com
Internet: www.flexfunds.com

Table of Contents


Semi-Annual Market Commentary ............................................  1
Performance Update .......................................................  6
The Total Return Utilities Fund ..........................................  8
The Dynamic Growth Fund ..................................................  9
The Aggressive Growth Fund ............................................... 10
The Muirfield Fund(R) .................................................... 11
The Highlands Growth Fund ................................................ 12
The U.S. Government Bond Fund ............................................ 13
The Money Market Fund .................................................... 14
Portfolio Holdings & Financial Statements ................................ 15

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

Semi-Annual Market Commentary

The last 18 months have tested the resolve of all investors, with periods of exuberance, anxiety, and uncertainty affecting both the stock and bond markets. While these sentiments have been present many times throughout the history of the financial markets and are nothing new for seasoned investors, we have not witnessed the "extreme-ness" of these conditions in such a short period of time as we have in 2000 and 2001.

At this midpoint in the year, it is a good time to present an overview of where we believe we are in the current market cycle. We may be at an important turning point in the financial markets, with the possibility that the equity bear market of 2000 and 2001 may have run its course. It is still too early to state with complete conviction that the downturn is over, or that the next bull market is ready to begin. But the performance of the major stock market indices in the first half of 2001 leads us to believe that the equity market is in better shape now than it has been in more than a year.

Have We Hit Bottom?

To illustrate, let's compare the stock markets of 2000 and 2001. While many investors were focused last year on the correction in growth and technology stocks and wondering when the market would hit bottom, we saw an equity market that was diverging rather than collapsing. The high-flying growth stocks of the late 90's finally came down to earth as expected and decreased the values of many investment portfolios. But other areas of the market experienced favorable returns in 2000, most notably the "old economy" stocks that were unappreciated and undervalued during the market bubble years. This divergent pattern continued into 2001, as value stocks outperformed their growth-oriented peers in the 1st Quarter.

The Federal Reserve attempted to jump-start the equity markets early in the year with three half-point reductions in the Federal funds target rate, including a "surprise" intra-meeting cut on January 3rd which was quickly and joyfully received by equity investors. In our 1st Quarter Progress Report, we noted that historically when the Federal Reserve

                                                             Continued on Page 2

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

[CHART]

Chart 1: Dow Jones Industrial Average March 1, 2001 to June 30, 2001

             Dow Jones
             Industrial
              Average

06/14/01     10,690.10
06/13/01     10,871.60
06/12/01     10,948.40
06/11/01     10,922.10
06/08/01     10,977.00
06/07/01     11,090.90
06/06/01     11,070.20
06/05/01     11,175.80
06/04/01     11,061.70
06/01/01     10,990.40
05/31/01     10,911.90
05/30/01     10,872.60
05/29/01     11,039.10
05/25/01     11,005.40
05/24/01     11,122.40
05/23/01     11,105.50
05/22/01     11,257.20
05/21/01     11,337.90
05/18/01     11,301.70
05/17/01     11,248.60
05/16/01     11,216.10
05/15/01     10,873.00
05/14/01     10,877.30
05/11/01     10,821.30
05/10/01     10,910.40
05/09/01     10,866.50
05/08/01     10,883.50
05/07/01     10,935.20
05/04/01     10,951.20
05/03/01     10,796.70
05/02/01     10,876.70
05/01/01     10,898.30
04/30/01     10,735.00
04/27/01     10,810.10
04/26/01     10,692.30
04/25/01     10,625.20
04/24/01     10,454.30
04/23/01     10,532.20
04/20/01     10,579.80
04/19/01     10,693.60
04/18/01     10,615.80
04/17/01     10,216.73
04/16/01     10,158.60
04/12/01     10,126.90
04/11/01     10,013.50
04/10/01     10,102.60
04/09/01      9,845.15
04/06/01      9,791.10
04/05/01      9,918.10
04/04/01      9,515.40
04/03/01      9,485.70
04/02/01      9,777.90
03/30/01      9,878.80
03/29/01      9,799.10
03/28/01      9,785.30
03/28/01      9,785.30
03/26/01      9,687.50
03/23/01      9,504.80
03/22/01      9,389.50
03/21/01      9,487.00
03/20/01      9,720.80
03/19/01      9,959.10
03/16/01      9,823.40
03/15/01     10,031.28
03/14/01      9,973.50
03/13/01     10,290.80
03/12/01     10,208.30
03/09/01     10,644.60
03/08/01     10,858.30
03/07/01     10,729.60
03/06/01     10,591.20
03/05/01     10,562.30
03/02/01     10,466.30
03/01/01     10,450.10

[CHART]

Chart 2: New York Stock Exchange Cumulative Advance/Decline
Line January 1, 2001 to June 30, 2001

           NYSE Cumulative
           Advance/Decline
            Line (Daily)       S&P 500 Index

06/29/01     20,532.00           10,502.40
06/28/01     19,735.00           10,566.20
06/27/01     19,066.00           10,434.80
06/26/01     18,526.00           10,472.50
06/25/01     18,040.00           10,504.20
06/22/01     18,518.00           10,604.60
06/21/01     19,087.00           10,715.40
06/20/01     18,697.00           10,647.30
06/19/01     18,138.00           10,596.70
06/15/01     18,649.00           10,623.60
06/14/01     18,791.00           10,690.10
06/13/01     20,017.00           10,871.60
06/12/01     20,067.00           10,948.40
06/11/01     20,014.00           10,922.10
06/08/01     20,587.00           10,977.00
06/07/01     21,004.00           11,090.90
06/06/01     20,883.00           11,070.20
06/05/01     21,524.00           11,175.80
06/04/01     20,628.00           11,061.70
06/01/01     19,729.00           10,990.40
05/31/01     19,145.00           10,911.90
05/30/01     18,548.00           10,872.60
05/29/01     19,420.00           11,039.10
05/25/01     19,691.00           11,055.40
05/24/01     19,939.00           11,122,40
05/23/01     19,815.00           11,105.50
05/22/01     20,796.00           11,257.20
05/21/01     20,916.00           11,337.90
05/18/01     19,875.00           11,301.70
05/17/01     19,625.00           11,248.60
05/16/01     18,927.00           11,216.10
05/15/01     17,854.00           10,873.00
05/14/01     17,115.00           10,877.30
05/11/01     16,902.00           10,821.30
05/10/01     17,281.00           10,910.40
05/09/01     16,635.00           10,866.50
05/08/01     16,438.00           10,883.50
05/07/01     16,275.00           10,935.20
05/04/01     16,409.00           10,951.20
05/03/01     15,328.00           10,796.70
05/02/01     15,923.00           10,876.70
05/01/01     15,870.00           10,898.30
04/30/01     15,172.00           10,735.00
04/27/01     14,810.00           10,810.10
04/26/01     13,817.00           10,692.30
04/25/01     12,976.00           10,625.20
04/24/01     11,900.00           10,454.30
04/23/01     11,859.00           10,532.20
04/20/01     12,433.00           10,579.80
04/19/01     13,101.00           10,693.60
04/18/01     12,902.00           10,615.80
04/17/01     11,909.00           10,216.73
04/16/01     11,215.00           10,158.60
04/12/01     11,661.00           10,126.90
04/11/01     10,964.00           10,013.50
04/10/01     11,726.00           10,102.60
04/09/01     10,620.00            9,845.15
04/06/01      9,819.00            9,791.10
04/05/01     11,069.00            9,918.10
04/04/01      9,509.00            9,515.40
04/03/01      9,507.00            9,485.70
04/02/01     11,126.00            9,777.90
03/30/01     11,805.00            9,878.80
03/29/01     10,671.00            9,799.10
03/28/01     10,748.00            9,785.30
03/26/01     10,815.00            9,687.50
03/23/01      9,889.00            9,504.80
03/22/01      8,954.00            9,389.50
03/21/01     10,513.00            9,487.00
03/20/01     11,857.00            9,720.80
03/19/01     12,315.00            9,959.10
03/16/01     11,458.00            9,823.40
03/15/01     12,515.00           10,031.28
03/14/01     12,311.00            9,973.50
03/13/01     13,880.00           10,290.80
03/12/01     14,005.00           10,208.30
03/09/01     15,727.00           10,644.60
03/08/01     16,632.00           10,858.30
03/07/01     16,335.00           10,729.60
03/06/01     15,574.00           10,591.20
03/05/01     14,919.00           10,562.30
03/02/01     14,676.00           10,466.30
03/01/01     13,880.00           10,450.10
02/28/01     13,965.00           10,495.30
02/27/01     14,233.00           10,636.90
02/26/01     14,381.00           10,642.50
02/23/01     13,033.00           10,441.90
02/22/01     13,436.00           10,526.80
02/21/01     14,196.00           10,526.60
02/20/01     15,135.00           10,730.90
02/16/01     15,569.00           10,799.80
02/15/01     16,346.00           10,891.00
02/14/01     16,068.00           10,795.40
02/13/01     16,394.00           10,903.30
02/12/01     16,253.00           10,946.80
02/09/01     15,436.00           10,781.40
02/08/01     15,698.00           10,880.60
02/07/01     15,909.00           10,946.70
02/06/01     15,749.00           10,957.40
02/05/01     15,494.00           10,965.80
02/02/01     15,307.00           10,864.10
02/01/01     15,637.00           10,983.60
01/31/01     15,294.00           10,887.40
01/30/01     14,896.00           10,881.20
01/29/01     14,269.00           10,702.20
01/26/01     13,469.00           10,660.00
01/25/01     13,509.00           10,729.50
01/24/01     13,152.00           10,647.00
01/23/01     13,120.00           10,649.80
01/22/01     12,028.00           10,578.20
01/19/01     11,659.00           10,587.60
01/18/01     12,002.00           10,678.30
01/17/01     11,659.00           10,584.30
01/16/01     11,389.00           10,652.70
01/12/01     10,854.00           10,525.40
01/11/01     10,795.00           10,609.50
01/10/01     10,415.00           10,604.30
01/09/01      9,599.00           10,572.50
01/08/01      9,267.00           10,621.30
01/05/01      8,984.00           10,662.00
01/04/01      9,422.00           10,912.40
01/03/01      9,185.00           10,945.80
01/02/01      7,673.00           10,646.10

[CHART]

Chart 3: New York Stock Exchange New Highs & Lows January 1, 2001 to
June 30, 2001

              NYSE New Highs     NYSE New Lows

06/29/01           218               23
06/28/01           147               40
06/27/01           127               47
06/26/01           112               44
06/25/01            83               41
06/22/01           109               33
06/21/01           146               39
06/20/01           128               75
06/19/01            87               60
06/15/01            75               51
06/14/01            55               43
06/13/01           120               27
06/12/01           110               32
06/11/01           105               23
06/08/01            87               22
06/07/01           126               19
06/06/01           166               18
06/05/01           187               13
06/04/01           151               18
06/01/01            97               20
05/31/01           104               20
05/30/01            74               29
05/29/01           126               18
05/25/01           105               11
05/24/01           114               19
05/23/01           126               20
05/22/01           231               15
05/21/01           253                6
05/18/01           209                8
05/17/01           276                4
05/16/01           244               21
05/15/01           156               17
05/14/01           128               14
05/11/01           141               14
05/10/01           161                9
05/09/01           120               19
05/08/01           109               14
05/07/01           137                8
05/04/01            97               16
05/03/01            59               15
05/02/01           100               13
05/01/01           106               14
04/30/01           150               11
04/27/01           172               14
04/26/01           172               15
04/25/01           119               22
04/24/01            94               29
04/23/01            73               33
04/20/01            63               29
04/19/01            80               14
04/18/01           159               23
04/17/01            97               24
04/16/01            72               26
04/12/01            41               34
04/11/01            64               39
04/10/01           102               35
04/09/01            69               50
04/06/01            39               54
04/05/01            61               32
04/04/01            45              122
04/03/01            33              158
04/02/01            87               69
03/30/01            88               60
03/29/01            66               62
03/28/01            49               44
03/28/01            49               44
03/26/01            60               19
03/23/01            47               53
03/22/01            41              249
03/21/01            69              129
03/20/01           105               52
03/19/01            89               85
03/16/01            67              106
03/15/01            61               42
03/14/01            50              110
03/13/01            56               68
03/12/01            86               84
03/09/01           145               84
03/08/01           181               14
03/07/01           151                9
03/06/01           109                8
03/05/01           117               16
03/02/01           120               35
03/01/01            89               55
02/28/01            81               30
02/27/01            88               20
02/26/01            85               18
02/23/01            56               49
02/22/01            64               45
02/21/01           108               47
02/20/01           120               34
02/16/01            98               23
02/15/01           135               14
02/14/01           144               24
02/13/01           200               14
02/12/01           184               12
02/09/01           139               12
02/08/01           140               12
02/07/01           167               17
02/06/01           172                7
02/05/01           166                9
02/02/01           203                5
02/01/01           215                5
01/31/01           231                3
01/30/01           179                4
01/29/01           178                5
01/26/01           128                6
01/25/01           134                4
01/24/01           127                5
01/23/01           134                4
01/22/01            83                3
01/19/01           103                8
01/18/01           123                8
01/17/01           168               11
01/16/01           161               14
01/12/01           103                4
01/11/01           172               18
01/10/01           156               18
01/09/01           149               12
01/08/01           182               15
01/05/01           161               10
01/04/01           250                7
01/03/01           314               30
01/02/01           165               24

Semi-Annual Market Commentary
Continued from Page 1

Board has cut rates three times in succession, it is almost always followed by a bottom in stock prices. It appears that the trio of rate reductions enacted in the 1st Quarter had a similar effect: after the third rate cut in late March, the stock market established what may turn out to be a bottom and rose in the 2nd Quarter from this point to its first positive three-month return since March 2000.

The performance of the major equity indices from the late March lows until mid-May resembled a zig-zagging uptrend, characterized by higher highs and higher lows. (See Chart 1.) Even though the rally slackened late in the 2nd Quarter, these declines did not fall below the market lows in March. This was an indication to us that the underlying condition of the stock market was healthy and supportive of a return to growth.

From a technical standpoint, several factors substantiate the case for an end to the bear market in the 2nd Quarter of 2001. Market breadth (as measured by the number of individual stocks advancing compared with those declining) showed gradual improvement, even as the 2nd Quarter rally weakened from late May through June. (See Chart 2.) Plus, more stocks hit 12-month highs than hit 12-month lows. (See Chart 3.) These indicators typically underscore more favorable conditions in the equity markets.

Also worthy of note is the possible end of the diverging market conditions we witnessed in 2000. In last year's Annual Report, we stated that the equity markets were in a period of transition - from growth to value, from large-cap to small-cap, from "new economy" to "old economy". It appears that 2001 has brought a period of consolidation, as all areas of the stock market appeared to be in a trading range during the 2nd Quarter. So far in 2001, no major market sector, style, or capitalization range has established a leadership position in the equity markets, unlike technology in 1999 and healthcare in 2000.

A consolidating market is characterized by a sideways trend in prices as pressure mounts for a major move either to the upside or the downside. Typically, longer periods of consolidation lead market technicians to become more bullish.

The Flex-funds

2001 Semi-Annual Report
June 30, 2001


Although it may look like the beginning of another bull market is in place, more evidence will be required before we can say with greater confidence that the bull has definitely returned.

Year-to-Date Equity Fund Highlights

Among the highlights from equity fund performance for the first half of 2001, The Dynamic Growth Fund and The Aggressive Growth Fund both ranked among the top 4% of multi-cap growth funds for 1-year total return as of June 30, 2001, according to Lipper, Inc. The Dynamic Growth Fund ranked #9 and The Aggressive Growth Fund ranked #14 out of 356 funds.

The Total Return Utilities Fund outperformed its peer group with a -7.77% year-to-date total return, compared with the -9.81% total return of the average utility fund for the same period, according to Morningstar, Inc. For the 12-months ended June 30, 2001, the Fund returned 5.36%, outperforming the -4.52% total return of the average utility fund over the same period.

In the 2nd Quarter of 2001, The Highlands Growth Fund outperformed its benchmark, the S&P 500 Index1, with a 6.17% total return, compared with the 5.85% total return of the broad-based stock market index. The Muirfield Fund returned 3.84% for the three months ended June 30, 2001, outperforming the average asset allocation fund which returned 2.64% for the period, according to Morningstar.

Finally and Dramatically, The Fed Cuts Rates

Events in the fixed income market were guided by the effects of the Federal Reserve's rate-cutting actions on short-term interest rates and by the perceived threat of inflation in the U.S. economy. Alan Greenspan & Co. slashed the Fed funds target rate by 2.75% in the first six months of 2001. The Federal Reserve had not cut rates this dramatically since 1982. As of June 30, 2001, the Fed funds target rate stood at 3.75% -- its lowest level since May 1994.

                                                             Continued on Page 4

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

Semi-Annual Market Commentary
Continued from Page 3


The Fed's aggressive stance on rate cuts dropped short-term yields and returned the yield curve to a normal shape by the end of June. However, rising inflation rates, coupled with falling yields, reduced the real rate of return on U.S. Treasuries and led us to adopt a defensive position in The U.S. Government Bond Fund. Real rates recovered to a more historically acceptable level in April, but long-term bond prices fell as investors aligned interest rates with future inflation expectations. With bond prices falling, the trend component of our fixed income discipline turned negative and we maintained our defensive position in the Fund through the end of the 2nd Quarter.

The decline in short-term rates led us to extend the average maturity of The Money Market Fund, allowing us to capture higher yields available in longer-term securities. For the six-month period ended June 30, 2001, the Fund ranked among the top 5% (#16 out of 386) retail money market funds for total return, and continues to rank among the top 10% retail money market funds for total return for any 12-month period since inception.

We believe some comments are due in terms of expectations for future investment returns. Last year concluded an extraordinary period for investors. From 1995 through 1999, the S&P 500 Index returned over 20% annually, and growth stocks consistently outperformed value by wide margins. In 2000, the S&P 500 suffered its worst annual performance in more than 25 years, and value outperformed growth for the first time since 1993. The correction of 2000 and 2001 was perhaps beneficial, if it brings rationality and responsibility to the markets and raises investor awareness of some of the basic principles of investment planning and portfolio management, such as valuation and diversification.

In light of an improving outlook for the months ahead, we believe investors should have modest expectations for investment returns in the near future. Should a bull market commence in the second half of 2001, we believe it will be a more temperate and balanced climb than the one witnessed in the late 90's. Those investors who are more aggressive and have a higher tolerance for risk may want to consider gradually

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

building a greater exposure to growth in their portfolios. For investors who are more conservative and risk-averse, we feel it may be early to make a commitment to growth and should wait until more evidence of an end to the recent bear market is in place before exposing their portfolio to additional risk.

As we are halfway through 2001, our view of the financial markets is more favorable than it has been in over a year, and our investment disciplines and portfolios reflect an improved outlook for the next six months. Technical conditions remain stable and further consolidation in the equity market would strengthen the bullish case.

We thank you for your continued trust in our investment portfolios. We are committed to helping you achieve your investment goals, using our investment disciplines to manage the risks and seek out the opportunities that are available in the financial markets.


Sincerely,

/s/ Robert S. Meeder, Jr.

Robert S. Meeder, Jr.


/1/ The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The index incurs no sales charges, expenses, or fees. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

Performance Update
Period & Average Annual Total Returns as of June 30, 2001

The Performance Update below includes the period and average annual total returns of the Meeder Mutual Fund, Growth Mutual Fund & Aggressive Growth Mutual Fund Portfolios and Sector Capital Management's Sector Plus Portfolios. The returns for the Meeder Mutual Fund Portfolios, Growth Mutual Fund, and Aggressive Growth Mutual Fund represent a composite of the private accounts managed by Meeder Asset Management, manager of The Flex-funds, which employ a similar investment strategy to The Muirfield Fund, The Dynamic Growth Fund and The Aggressive Growth Fund, respectively. The Sector Plus Portfolios returns represent a composite of the private accounts managed by Sector Capital Management, subadvisor to The Highlands Growth Fund, which employ a similar investment strategy to the Fund. We have included the returns of these privately-managed portfolios to present the long-term performance of the corresponding investment strategies employed by The Muirfield Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, and The Highlands Growth Fund. Please refer to the disclosure on the following page for a description of what these returns represent and what they do not represent.

                                                 Year-to-
                                                  Date        1 Year       5 Years       10 Years    Life of Fund
------------------------------------------------------------------------------------------------------------------
The Total Return Utilities Fund                  -7.77%        5.36%        14.90%           --         15.82%/1/
------------------------------------------------------------------------------------------------------------------
Meeder Growth Mutual Fund
Accounts Composite#                              -7.27%       -6.31%        17.93%           --         18.75%/2/

The Dynamic Growth Fund                          -7.28%       -6.56%           --            --        -15.28%/3/
------------------------------------------------------------------------------------------------------------------
Meeder Aggressive Growth Mutual
Fund Accounts Composite#                         -9.24%       -9.84%        19.57%           --         19.96%/4/

The Aggressive Growth Fund                       -9.29%      -10.24%           --            --        -22.29%/5/
------------------------------------------------------------------------------------------------------------------
Meeder Mutual Fund
Accounts Composite#                              -6.95%      -12.19%         6.89%         9.59%        13.00%/6/

The Muirfield Fund                               -7.07%      -12.38%         6.61%         9.35%        10.27%/7/
------------------------------------------------------------------------------------------------------------------
Sector Capital Management
Sector Plus Portfolios##                         -6.36%      -14.91%        14.36%           --         19.65%/8/

The Highlands Growth Fund                        -6.86%      -15.23%        10.90%        10.20%         9.28%/9/
------------------------------------------------------------------------------------------------------------------
The U.S. Government Bond Fund                     0.87%        6.41%         5.55%         6.61%        6.82%/10/
------------------------------------------------------------------------------------------------------------------
The Money Market Fund*                            2.54%        5.81%         5.41%         4.91%        5.97%/11/
------------------------------------------------------------------------------------------------------------------
Current & Effective Yields                                     7-day Simple                7-day Compound
as of June 30, 2001                                            4.07%                       4.15%
------------------------------------------------------------------------------------------------------------------

To obtain a prospectus containing more complete information about The Flex-funds, including fees and other expenses that apply to a continued investment in the Funds, you may call The Flex-funds at Toll Free (800) 325-3539, visit us online at www.flexfunds.com, or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

Past performance does not guarantee future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2001. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Money Market, U.S. Government Bond, Total Return Utilities, Dynamic Growth and Aggressive Growth funds during each of the periods shown above. The Investment Advisor waived a portion of its management fee during 1998 in order to reduce the operating expenses of The Highlands Growth Fund.

* An investment in The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although The Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

/1/    Inception Date 6/21/95.            /2/    Inception Date 12/31/94.
/3/    Inception Date 2/29/00.            /4/    Inception Date 12/31/94.
/5/    Inception Date 2/29/00.            /6/    Inception Date 4/1/74.
/7/    Inception Date 8/10/88.            /8/    Inception Date 12/31/94.
/9/    Inception Date 3/20/85.            /10/   Inception Date 5/9/85.
/11/   Inception Date 3/27/85.

# PAST PERFORMANCE OF PRIVATE ACCOUNTS - MUTUAL FUND, GROWTH MUTUAL FUND AND AGGRESSIVE GROWTH MUTUAL FUND ACCOUNT COMPOSITE

     Purpose of Past Performance. The performance information at left is provided to show the past performance of the advisor in managing substantially similar accounts to the Mutual Fund Portfolio, the Growth Mutual Fund Portfolio, and the Aggressive Growth Mutual Fund Portfolio.

     What Past Performance Does Not Represent. The past performance shown at left does represent the performance of the Mutual Fund Portfolio or The Muirfield Fund, or the Growth Mutual Fund Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio or The Aggressive Growth Fund. You should not consider the past performance shown at left as an indication of the future performance of the Mutual Fund Portfolio or The Muirfield Fund, or the Growth Mutual Fund Portfolio or the Dynamic Growth Fund, or the Aggressive Growth Portfolio or the Aggressive Growth Fund.

     Similar Accounts. Philip A. Voelker served as the advisor's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of the Mutual Fund Portfolio or The Muirfield Fund, or the Growth Mutual Fund Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Mutual Fund Portfolio and The Aggressive Growth Fund. Bob Meeder Jr. served as the advisor's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of the Mutual Fund Portfolio or The Muirfield Fund. Substantially all of the assets of these privately managed accounts have invested in mutual funds.

     Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The advisor's composite includes all actual, fee paying, discretionary, private accounts managed by the advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Mutual Fund Portfolio and The Muirfield Fund, the Growth Mutual Fund Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Mutual Fund Portfolio and The Aggressive Growth Fund. Cash and equivalents are included in performance returns. The returns of the advisor's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

     Differences in Regulation. The private accounts that are included in the advisor's composite are not subject to the same types of expenses to which the Mutual Fund Portfolio or The Muirfield Fund, or the Growth Mutual Fund Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio or The Aggressive Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on Mutual Fund Portfolio or The Muirfield Fund, or the Growth Mutual Fund Portfolio and the Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio and The Aggressive Growth Fund by federal securities laws.

##   PAST PERFORMANCE OF PRIVATE ACCOUNTS- Sector Capital Management LLC

     Purpose of Past Performance. William L. Gurner is the President and portfolio manager of Sector Capital Management, L.L.C. ("Sector Capital"), the subadvisor to the Growth Stock Portfolio in which all of the assets of the Highlands Growth Fund are invested. The performance information at left is provided to show the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts to the Growth Stock Portfolio.

     What Past Performance Does Not Represent. The past performance shown at left does not represent the performance of the Growth Stock Portfolio or the Highlands Growth Fund. You should not consider the past performance shown at left as an indication of the future performance of the Growth Stock Portfolio or the Highlands Growth Fund.

     Similar Accounts. Mr. Gurner served as Manager - Trust Investments for an employee benefit plan of a large corporation from September 1987 through December 1994. The employee benefit plan had investment goals, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and The Highlands Growth Fund, except during the period from September 1987 through February 1991, when the employee benefit plan was managed in a different manner than the Growth Stock Portfolio and The Highlands Growth Fund.

     Mr. Gurner left the large corporation in December, 1994 and founded Sector Capital. Sector Capital subadvises the Growth Stock Portfolio and manages private accounts that have investment goals, policies, strategies and risks similar to those of the Growth Stock Portfolio and the Highlands Growth Fund. Mr. Gurner and Sector Capital engaged substantially the same Sector Advisors currently engaged by the Growth Stock Portfolio to manage the employee benefit plan and such private accounts.

     Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. Sector Capital's composite includes all actual, fee paying, discretionary, private accounts managed by Sector Capital that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and The Highlands Growth Fund. Cash and equivalents are included in performance returns. The yearly returns of Sector Capital's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

     Differences in Regulation. The employee benefit plan managed by Mr. Gurner and the private accounts that are included in Sector Capital's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Highlands Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and The Highlands Growth Fund by federal securities laws governing mutual funds and tax laws. Consequently, the performance results for the employee benefit plan managed by Mr. Gurner and Sector Capital's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as mutual funds under the federal securities laws.

     The investment results of Mr. Gurner and Sector Capital's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or that you might experience by investing in The Highlands Growth Fund. You should also be aware that the SEC uses a method different from that used below to calculate mutual fund performance, which could result in different performance returns.

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

-----------------------------------------------------------
                   Performance Perspective
Period and Average Annual Total Returns as of June 30, 2001

Year-to-Date                                        -7.77%
1 year                                               5.36%
3 years                                             10.60%
5 years                                             14.90%
Life of Fund/1/                                     15.82%
-----------------------------------------------------------
/1/ Inception Date: 6/21/95

Please see additional fund performance information on page 6.


-----------------------
Portfolio Manager

    [PHOTO]

Lowell G. Miller
Portfolio Manager

The Total Return Utilities Fund

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

The Total Return Utilities Fund continues to outperform its peer group over the long term. For the 12 months ended June 30, 2001, the Fund returned 5.36% while the average utility fund declined -4.52%, according to Morningstar. The Fund also returned -7.77% for the year-to-date as of June 30, 2001, outperforming the -9.81% year-to-date return for the average utility fund, according to Morningstar.

At the beginning of the year, the power crunch in California infected many companies with little or no direct ties to the state's electric market. Several electric stocks in the Fund's portfolio declined even though fundamentals were either unchanged or improving. As the crisis in California is gradually resolved, the dark cloud over the utilities sector should be lifted, bringing positive returns back.

During the 2nd Quarter, our telecommunications holdings appeared to have emerged from the bottom. When the dust settles, we think the survivors among the telecom competitors will stand much taller and these companies should find new buyers in the equity markets.

In this environment of falling interest rates, we believe the worst of the downside for the utility sector should be behind us. Our telecom holdings seem poised to help performance once again. Utility consumption generally does not decline when the economy slows, and the sector is often the first to gain ground when growth resumes.

Because the The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value.

--------------------------------------------------------------------------------
Sector Weightings                                            as of June 30, 2001

                                    [CHART]

1) Telecomm. Services                                                      22%
2) Oil/Gas Domestic                                                        21%
3) Electric/Gas Utility                                                    14%
4) Electric Utility                                                        13%
5) Electric Integrated                                                     12%
6) Natural Gas (Distributor)                                                6%
7) Water Utility                                                            4%
8) Cash Equivalents                                                         8%

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

--------------------------------------------------------------------------------
Performance Perspective
Period and Average Annual Total Returns as of June 30, 2001

Year-to-Date                                                            -7.28%
1 year                                                                  -6.56%
Life of Fund/1/                                                        -15.28%
--------------------------------------------------------------------------------
/1/ Inception Date: 2/29/00

Meeder Growth Mutual Fund Accounts Composite Period and Average Annual Total Returns as of June 30, 2001

--------------------------------------------------------------------------------
Year-to-Date                                                            -7.27%
--------------------------------------------------------------------------------
1 year                                                                  -6.31%
--------------------------------------------------------------------------------
5 years                                                                 17.93%
--------------------------------------------------------------------------------
Since Inception                                                         18.75%
--------------------------------------------------------------------------------
Inception Date: 12/31/94

Please see additional fund performance information on page 6-7.

--------------------------------------------------------------------------------
Portfolio Managers

    [PHOTO]

Philip A. Voelker
Portfolio Manager


    [PHOTO]

Robert M. Wagner
Asst. Portfolio Manager


The Dynamic Growth Fund

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

The Flex-funds Dynamic Growth Fund ranked among the top 3% of multi-cap growth funds for 1-year total return as of June 30, 2001, according to Lipper. The Dynamic Growth Fund ranked 9th out of 356 multi-cap growth funds for the 12-month total return as of June 30, 2001, according to Lipper.

For the year-to-date, The Dynamic Growth Fund outperformed the average growth fund with a -7.28% total return, while the average growth fund returned -8.65%, according to Morningstar. For the twelve months ended June 30, 2001, The Dynamic Growth Fund outperformed the average growth fund with a -6.56% total return compared with the -14.72% return of the average growth fund, according to Morningstar.

During the first half of the year the Fund concentrated its holdings in traditionally defensive sectors of the equity market, including finance, energy, and healthcare. We had maintained this investment posture since June 1st of last year. Growth stocks were favored during the beginning of the 2nd Quarter, but started to fade near the end of the quarter as sectors and styles rotated in and out of favor.

No market sector emerged as the clear and sustained leader throughout the first half of the year. We continued to underweight the technology sector due to the dramatic relative weakness in this sector. We emphasized a value-oriented theme in the fund, as value stocks represented the only area of the equity market that had a defined positive trend. We expect to maintain our emphasis on value as long as its relative performance remains favorable.

The Investment Advisor waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Dynamic Growth Fund during the period shown. Without such waivers, the Fund's ranking may have been lower.


--------------------------------------------------------------------------------
Portfolio Holdings                                           as of June 30, 2001

                                    [CHART]

1) AIM Constellation                                                       21%
2) INVESCO Strategic Financial Svcs.                                       15%
3) Rydex Health Care                                                       14%
4) INVESCO Strategic Energy                                                14%
5) AIM Basic Value                                                         10%
6) Federated Mid Cap                                                        8%
7) Rydex Banking Sector                                                     5%
8) INVESCO Equity Income                                                    4%
9) S&P 500 Futures                                                          9%

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

--------------------------------------------------------------------------------
Performance Perspective
Period and Average Total Returns as of June 30, 2001

Year-to-Date                                                             -9.29%
1 year                                                                  -10.24%
Life of Fund/1/                                                         -22.29%
--------------------------------------------------------------------------------
/1/ Inception Date: 2/29/00

Meeder Aggressive Growth Mutual Fund Accounts Composite Period and Average Annual Total Returns as of June 30, 2001

--------------------------------------------------------------------------------
Year-to-Date                                                             -9.24%
--------------------------------------------------------------------------------
1 year                                                                   -9.84%
--------------------------------------------------------------------------------
5 years                                                                  19.57%
--------------------------------------------------------------------------------
Since Inception                                                          19.96%
--------------------------------------------------------------------------------
Inception Date: 12/31/94

Please see additional fund performance information on page 6-7.


--------------------------------------------------------------------------------
Portfolio Managers

    [PHOTO]

Philip A. Voelker
Portfolio Manager


    [PHOTO]

Robert M. Wagner
Asst. Portfolio Manager

The Aggressive Growth Fund

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

The Flex-funds Aggressive Growth Fund ranked among the top 4% of multi-cap growth funds for 1-year total return as of June 30, 2001, according to Lipper. The Aggressive Growth Fund ranked 14th out of 356 multi-cap growth funds for the 12-month total return as of June 30, 2001, according to Lipper.

For the 12-months ended June 30, 2001, the Fund returned -10.24%, outperforming the -27.05% return of the average aggressive growth fund, according to Morningstar. For the year-to-date, the Fund returned -9.29%, outperforming the average aggressive growth fund's return of -11.62%, according to Morningstar.

There was little change in the Fund's holdings during the first half of this year. We continued to emphasize the energy, finance, and healthcare sectors, as well as the large- and mid-cap value styles. We added some exposure to growth stocks in the 1st Quarter, but growth stocks seemed to fizzle during the 2nd Quarter as sectors and styles rotated in and out of favor.

We regularly examine performance among industry sectors relative to the S&P 500 Index to gain insight on industries that are emerging into a market leadership position. During the first half of 2001, no economic sector or style emerged to a clear and sustained leadership position. We expect to maintain our emphasis on value as long as its relative performance remains favorable within the equity market.

The Investment Advisor waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Aggressive Growth Fund during the period shown. Without such waivers, the Fund's rankings may have been lower.

--------------------------------------------------------------------------------
Portfolio Holdings                                           as of June 30, 2001

                                  [PIE CHART]

1)   INVESCO Blue Chip Growth                                               20%
2)   INVESCO Strategic Energy                                               16%
3)   AIM Basic Value A                                                      13%
4)   Rydex Sector Healthcare                                                13%
5)   AIM Mid-Cap Equity                                                     12%
6)   Rydex Banking                                                          10%
7)   AIM Global Financial Services                                           5%
8)   INVESCO Financial Services                                              3%
9)   S&P 500 Futures                                                         7%
10)  Cash Equivalents                                                        1%

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

--------------------------------------------------------------------------------
Performance Perspective

Period and Average Annual Total Returns as of June 30, 2001

Year-to-Date                                                           -7.07%
1 year                                                                -12.38%
5 years                                                                 6.61%
10 years                                                                9.35%
Life of Fund/1/                                                        10.27%
--------------------------------------------------------------------------------
/1/ Inception Date: 8/10/88

Meeder Defensive Equity Mutual Fund Accounts Composite Period and Average Annual Total Returns as of June 30, 2001

Year-to-Date                                                           -6.95%
--------------------------------------------------------------------------------
1 year                                                                -12.19%
--------------------------------------------------------------------------------
5 years                                                                 6.89%
--------------------------------------------------------------------------------
10 years                                                                9.59%
--------------------------------------------------------------------------------
Since Inception                                                        13.00%
--------------------------------------------------------------------------------
Inception Date: 4/1/74

Please see additional performance information on page 6-7.

--------------------------------------------------------------------------------
Portfolio Managers

    [PHOTO]

Robert S. Meeder
Portfolio Manager


    [PHOTO]

Philip A. Voelker
Portfolio Manager

The Muirfield Fund(R)

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

For the six months ended June 30, 2001, The Muirfield Fund returned -7.07%, slightly underperforming the -6.69% total return of the S&P 500 Index over the same period. For the year ended June 30, 2001, the Fund has outperformed the S&P 500 Index with a -12.38% total return compared with the -14.82% 12-month return for the broad-based stock market index.

We began 2001 with a partially invested position in the Fund, targeting value stock funds which continued to show strength relative to the broad equity market. In early February we adopted a fully invested position as trends turned positive, adding some growth holdings to the portfolio but intentionally underweighting these holdings relative to the market. The rally sputtered in March, turning the trend component of our discipline negative and mandating that we adopt a more defensive position in the Fund.

Equity indices improved early in April, and we adopted a fully invested position once again. Our portfolio emphasis remained on value funds with a concentration in financial services, energy, utilities, and healthcare. Stocks weakened toward the end of the quarter, but the technical conditions of the market remained stable. We maintained our fully-invested position as the 2nd Quarter came to a close.

There are several internal measurements of the stock market's indices that suggest the decline of the last 6-8 weeks has the characteristics of a correction in a bull market environment. Though the large capitalization indices (Dow Jones Industrial Average, S&P 500 and the NASDAQ) continue in their long-term down trend, there are several mutual funds that remain in up trends and may provide solid profitable opportunities. Over the last several months, mutual funds that emphasize "value" companies in their portfolios have performed well.

--------------------------------------------------------------------------------
Portfolio Holdings                                           as of June 30, 2001

                                    [CHART]

1)   AIM Basic Value                                                        20%
2)   Fidelity Value                                                         17%
3)   Fidelity Equity Income                                                 13%
4)   Federated Stock Trust                                                  12%
5)   PBHG Mid Cap Value                                                      9%
6)   PBHG Small Cap Value                                                    8%
7)   Legg Mason Value Trust                                                  8%
8)   American Century Value                                                  6%
9)   S&P 500 Futures                                                         7%

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

--------------------------------------------------------------------------------
Performance Perspective

Period and Average Annual Total Returns as of June 30, 2001

Year-to-Date                                                             -6.86%
1 year                                                                  -15.23%
5 years                                                                  10.90%
10 years                                                                 10.20%
Life of Fund/1/                                                           9.28%
--------------------------------------------------------------------------------
/1/ Inception Date: 3/20/85

Sector Capital Management Sector Plus Accounts Composite Period and Average Annual Total Returns as of June 30, 2001

--------------------------------------------------------------------------------
Year-to-Date                                                             -6.36%
--------------------------------------------------------------------------------
1 year                                                                  -14.91%
--------------------------------------------------------------------------------
5 years                                                                  14.36%
--------------------------------------------------------------------------------
Since Inception                                                          19.65%
--------------------------------------------------------------------------------
Inception Date: 12/31/94

Please see additional fund performance information on page 6-7.

--------------------------------------------------------------------------------
Portfolio Manager


    [PHOTO]

William L. Gurner
Portfolio Manager

The Highlands Growth Fund

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

The Highlands Growth Fund returned 6.17% in the 2nd Quarter, outperforming the 5.85% three-month return of the S&P 500 Index. As of June 30, 2001, the Fund's year-to-date total return was -6.86%, performing in line with its benchmark index, the S&P 500, which returned -6.69%.

Over the last two years, the equity market has tried the patience of many investors, with large price swings in both directions. Revenue growth at technology companies has never been more volatile as it has been during the last two years. This fact has been reflected in the pricing of technology stocks, in addition to other factors that combined to create a kind of mania in the technology market.

Since the beginning of the 2nd Quarter, the overall stock market has performed positively and more stocks were advancing on a daily basis than declining. Favorable action by the Federal Reserve, low inflation, and tax cuts in the offing could help end this market downturn, although we do not expect the momentum of the last bull market to return.

We do not attempt to anticipate where or when the next "hot" sector will appear. Our "sector neutral" approach is designed to participate in growth where it appears in the market. With our balanced approach between styles and among industry sectors, we seek to provide investors with opportunities for growth and value wherever and whenever they appear in the stock market.


--------------------------------------------------------------------------------
Sector Weightings                                           as of June 30, 2001

                                     [CHART]


                              Sector                   % of
Sector                        Manager                  Portfolio
--------------------------------------------------------------------------------
1)   Technology               RCM                      20%
2)   Finance                  Matrix                   18%
3)   Consumer Non-Durables    Barrow Hanley            13%
4)   Health                   Alliance                 12%
5)   Materials & Services     Ashland Cap.             11%
6)   Utility                  Miller Howard             8%
7)   Consumer Durables        Barrow Hanley             8%
8)   Energy                   Mitchell Group            7%
9)   Transportation           Miller Howard             1%
10)  S&P Futures                                        2%

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

--------------------------------------------------------------------------------
Performance Perspective

Period and Average Annual Total Returns as of June 30, 2001

Year-to-Date                                                              0.87%
1 year                                                                    6.41%
5 years                                                                   5.55%
10 years                                                                  6.61%
Life of Fund/1/                                                           6.82%
--------------------------------------------------------------------------------
/1/ Inception Date: 5/9/85


Please see additional fund performance information on page 6.

--------------------------------------------------------------------------------
Portfolio Manager

    [PHOTO]

Joseph A. Zarr
Portfolio Manager

The U.S. Government Bond Fund

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

For the six months ended June 30, 2001, The U.S. Government Bond Fund returned 0.87%. For the year ended June 30, 2001, the Fund returned 6.41%.

So far, 2001 has proven to be a very surprising and unusual period in the fixed income markets. The surprise began on January 3rd, with an unexpected 0.50% intra-meeting rate cut by the Federal Reserve Board. Two more half-point reductions in the Federal funds rate during the 1st Quarter helped short-term bonds, but had less of an impact on longer-maturing securities. The yield curve returned to a more normal shape in January, allowing us to assume a fully-invested position in the Fund on February 1st.

Investors snapped up Treasuries in the "flight to quality" which ensued as stock prices fell in February and March. While this had a positive impact on bond prices, inflation reports issued simultaneously with the bond market rally showed inflation increasing. A rising inflation rate reduces the real rate of return on bonds, which mandates a more defensive position in the Fund. In the 2nd Quarter, inflation rates subsided and the real rate component of our fixed income investment discipline improved. Normally, this would allow a fully-invested position. But as the stock market rallied early in the quarter, the "flight to quality" reversed and turned the trend component of our discipline negative. We adopted a fully-defensive position in the Fund in April.

Longer-term rates rose by 0.60% in the 2nd Quarter even as the Federal Reserve continued to lower short-term rates with three more cuts in the Fed funds rate. Along with the flight of investors away from long-term bonds, bond investors grew more concerned about the possibility that the Fed has gone too far, over-stimulating the economy with additional rate cuts and increasing the inflation rate. At the start of the 3rd Quarter, we are seeing some improvement in bond market trends. However, as long as our investment discipline remains negative, we will maintain a fully-defensive position consistent with the Fund's objectives to preserve investor capital and provide a positive real rate of return.

--------------------------------------------------------------------------------
Portfolio Holdings                                          as of June 30, 2001

                                  [PIE CHART]

Cash Equivalents                                                   100%

The Flex-funds

2001 Semi-Annual Report
June 30, 2001


--------------------------------------------------------------------------------
Performance Perspective

Period and Average Annual Total Returns as of June 30, 2001

Year-to-Date                                                              2.54%
1 year                                                                    5.81%
3 years                                                                   5.46%
5 years                                                                   5.41%
10 years                                                                  4.91%
Life of Fund/1/                                                           5.97%
--------------------------------------------------------------------------------
/1/ Inception Date: 3/27/85

--------------------------------------------------------------------------------
Current & Effective Yields*
As of June 30, 2001

7-day Simple                                                              4.07%
7-day Compound                                                            4.15%
--------------------------------------------------------------------------------

* Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

Please see additional fund performance information on page 6.

--------------------------------------------------------------------------------
Portfolio Managers


    [PHOTO]

Philip A. Voelker
Portfolio Manager


    [PHOTO]

Joseph A. Zarr
Asst. Portfolio Manager

The Money Market Fund

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

The Money Market Fund ranked among the top 15 retail money market funds for 12-month yield as of June 30, 2001. For longer periods, the Fund ranks 13th out of 259 retail money market funds for 5-year average annual total return, and 4th out of 145 retail money market funds for 10-year average annual total return.

Two factors guided our management for The Money Market Fund's portfolio during the first half of 2001. First, the Federal Reserve Board aggressively cut the Federal funds target rate, reducing short-term rates by 2.75% since the beginning of the year. This series of rate reductions, including two "surprise" intra-meeting cuts in January and April, were the Fed's most drastic cuts in almost 20 years. In response, we extended the average maturity of the Fund's portfolio relatively long to seek higher yields.

During the 1st Quarter, the quality spread between corporate debt securities and U.S. Treasury issues widened as growth slowed and company profits shrank. Diminishing revenues make it harder for corporations to service high levels of outstanding debt, thereby heightening the potential for rating downgrades. In this environment, we sought out high quality commercial securities, accepting lower yields in some cases in exchange for greater security.

In the 2nd Quarter, U.S. Government agency issues were frequently offering yields within 0.05% of the high-quality corporate securities, providing comparable returns with less risk. We allocated 19% of the Fund's portfolio to government agency notes in the 2nd Quarter, and expect this allocation to increase in the coming months.

Coming up for the rest of the year, we believe the Federal Reserve will move to a more stable interest rate environment if the economy shows signs of a recovery from the recent slowdown.


--------------------------------------------------------------------------------
Portfolio Holdings                                           as of June 30, 2001

                                  [PIE CHART]

1) Commercial Paper                                                         22%
2) Variable Rate Notes                                                      22%
3) Corporate Notes                                                          20%
3) U.S . Govt. Agency Notes                                                 19%
4) Repurchase Agreements                                                    17%

The Flex-funds

2001 Semi-Annual Report
June 30, 2001

                                  Portfolio
                                  Holdings &
                                  Financial
                                  Statements

Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                             Mutual Fund Portfolio


                                                      Shares,
                                                    Contracts,
                                                        or
Security Description                                Face Amount Market Value
--------------------                                ----------- ------------
Registered Investment Companies -- 93.1%
AIM Basic Value Fund                                   525,844  $15,927,808
American Century Value Fund                            722,118    4,928,743
Federated Stock Trust Fund                             281,534    9,825,524
Fidelity Equity Income Fund                            205,529   10,726,559
Fidelity Value Fund                                    271,826   14,094,159
Legg Mason Value Trust Fund #                          105,801    6,101,570
Mutual Shares Fund                                         468       10,064
PBHG Mid-Cap Value Fund                                462,254    7,534,739
PBHG Small-Cap Value Fund #                            320,388    6,545,535
                                                                -----------
Total Registered Investment Companies (Cost
 $72,342,096)                                                    75,694,701
                                                                -----------
Money Market Registered Investment Companies -- 3.1%
Charles Schwab Money Market Fund                       694,348      694,348
Fidelity Cash Reserves Money Market Fund             1,835,294    1,835,294
                                                                -----------
Total Money Market Registered Investment Companies
 (Cost $2,529,642)                                                2,529,642
                                                                -----------
U.S. Government Obligations -- 0.6%
U.S. Treasury Bills
 4.88%, due 11/29/01 *                                  22,100       21,768
 4.46% due 08/30/01 **                                 500,000      496,926
                                                                -----------
Total U.S. Government Obligations (Cost $517,985)                   518,694
                                                                -----------
Repurchase Agreements -- 3.2%
Smith Barney Securities LLC, 4.19%, 07/02/01,
 (Collateralized by $2,642,862 various commercial
 papers, 3.71-4.06%, 07/05/01-09/25/01, market
 value --$2,631,600)                                 2,580,000    2,580,000
                                                                -----------
Total Repurchase Agreements (Cost $2,580,000)                     2,580,000
                                                                -----------
Total Investments -- 100.0% (Cost $77,969,723)                  $81,323,037
                                                                -----------

                                                       Shares,
                                                     Contracts,
                                                         or
Security Description                                 Face Amount Market Value
--------------------                                 ----------- ------------
Futures Contracts
Long, S&P 500 Futures, face amount $5,649,238
 expiring September 2001                                     18  $ 5,542,650
                                                                 -----------
Total Futures Contracts                                          $ 5,542,650
                                                                 -----------
Trustee Deferred Compensation ***
Flex-funds Highlands Growth Fund                          2,216  $    38,048
Flex-funds Muirfield Fund                                 4,392       20,423
Flex-funds Total Return Utilities Fund                      956       20,515
Meeder Advisor International Equity Fund                  1,861       22,596
                                                                 -----------
Total Trustee Deferred Compensation (Cost $118,144)              $   101,582
                                                                 -----------

# Represents non-income producing securities.
* Pledged as collateral on Letter of Credit.
** Pledged as collateral on Futures.
*** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

16
                                                                  The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                           Utilities Stock Portfolio


                                         Shares or
Security Description                    Face Amount Market Value
--------------------                    ----------- ------------
Common Stocks -- 91.8%
Electric/Gas Utility -- 14.2%
AGL Resources, Inc.                         38,755  $   804,166
MDU Resources Group, Inc.                   24,370      715,869
Montana Power Co. #                         29,415      341,214
NiSource, Inc.                              71,635    1,957,785
UtiliCorp United, Inc.                      69,577    1,978,596
                                                    -----------
                                                      5,797,630
                                                    -----------
Electric Integrated -- 11.8%
DQE, Inc.                                   33,740      759,150
Energy East Corp.                           38,765      810,576
GPU, Inc.                                   61,185    2,150,653
IDACORP, Inc.                               31,750    1,107,440
                                                    -----------
                                                      4,827,819
                                                    -----------
Electric Utility -- 11.5%
AES Corp. #                                 20,185      868,964
Cinergy Corp.                                  710       22,099
Keyspan Corp.                               50,545    1,843,882
TECO Energy, Inc.                           65,685    2,003,392
                                                    -----------
                                                      4,738,337
                                                    -----------
Natural Gas (Distributor) -- 5.5%
Nicor, Inc.                                 14,535      566,574
Williams Cos., Inc.                         51,560    1,698,902
                                                    -----------
                                                      2,265,476
                                                    -----------
Oil/Gas (Domestic) -- 22.6%
El Paso Natural Gas Co.                     29,410    1,545,201
Enron Corp.                                 14,905      731,835
Kinder Morgan Energy Partners, L.P.         34,269    2,148,238
Kinder Morgan, Inc. UK                      23,680    1,189,920
Kinder Morgan, Inc. US                      10,000      652,000
Peoples Energy Corp.                        18,855      757,971
Questar Corp.                               79,750    2,257,922
                                                    -----------
                                                      9,283,087
                                                    -----------
Telecommunication Services -- 22.5%
Alltel Corp.                                22,085    1,352,927
Bellsouth Corp.                             19,655      791,507
Global Crossings Ltd. #                     36,484      315,222
Qwest Communications                        13,424      427,823
Sprint Corp. FON Group                      27,430      585,905
SBC Communications, Inc.                    59,090    2,367,145
Telephone & DataSystems                     10,045    1,092,394
Verizon Communications                      24,128    1,290,848
Williams Communications Group, Inc. #       42,388      125,892
WorldCom, Inc. -- MCI Group                  2,316       37,288
WorldCom, Inc. -- WorldCom Group #          57,912      866,363
                                                    -----------
                                                      9,253,314
                                                    -----------
Water Utility -- 3.7%
American Water Works Co., Inc.              57,925    1,516,911
                                                    -----------
Total Common Stocks (Cost $36,912,731)               37,682,574
                                                    -----------

                                                     Shares or
Security Description                                Face Amount Market Value
--------------------                                ----------- ------------
U.S. Government Obligations -- 0.0%
U.S. Treasury Bill 4.88%, due 11/29/01 *                 1,000  $       985
                                                                -----------
Total U.S. Government Obligations (Cost $981)                           985
                                                                -----------
Repurchase Agreements -- 8.2%
Smith Barney Securities LLC, 4.19%, 07/02/01,
 (Collateralized by $3,456,208 various commercial
 papers, 3.71-4.06%, 07/05/01-09/25/01, market
 value --$3,441,480)                                 3,374,000    3,374,000
                                                                -----------
Total Repurchase Agreements (Cost $3,374,000)                     3,374,000
                                                                -----------
Total Investments -- 100.0% (Cost $40,287,712)                  $41,057,559
                                                                -----------
Trustee Deferred Compensation **
Flex-funds Highlands Growth Fund                           430  $     7,386
Flex-funds Muirfield Fund                                  867        4,031
Flex-funds Total Return Utilities Fund                     172        3,697
Meeder Advisor International Equity Fund                   387        4,695
                                                                -----------
Total Trustee Deferred Compensation (Cost $22,704)              $    19,809
                                                                -----------

L.P.:  Limited Partnership
#  Represents non-income producing securities.
*  Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Utilities Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                              17
The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                             Growth Stock Portfolio


                                     Shares,
                                   Contracts,
                                       or
Security Description               Face Amount Market Value
--------------------               ----------- ------------
Common Stocks -- 97.2%
Capital Goods, Materials & Services -- 10.8%
(Subadvised by Ashland Management, Inc.)
Agilent Technologies, Inc. #            1,350  $    43,875
Air Products & Chemicals, Inc.          1,180       53,985
Alcoa, Inc.                             5,220      208,800
Automatic Data Processing, Inc.         1,630       81,011
Avery Dennison Corp.                      520       26,546
BISYS Group, Inc. #                       300       17,700
Carreker Corp. #                          600       12,900
Caterpillar, Inc.                       1,600       80,080
Concord EFS, Inc. #                       890       46,289
Convergys Corp. #                       1,060       32,065
Deere & Co.                             1,100       41,635
Dover Corp.                               803       30,233
Dow Chemical Co.                        2,865       95,261
DuPont, E.I., de Nemours & Co.          3,980      191,995
Eastman Chemical Co.                      600       28,578
Eaton Corp.                               219       15,352
Ecolab, Inc.                            1,000       40,970
Electronic Data Systems Corp.           2,560      160,000
Emerson Electric Co.                    1,700      102,850
Engelhard Corp.                         1,100       28,369
Equifax, Inc.                             700       25,676
First Data Corp.                        1,870      120,334
Fiserv, Inc. #                            510       32,630
General Electric Co.                   42,700    2,092,300
Georgia-Pacific Group                   1,130       38,251
H&R Block, Inc.                           745       48,090
Illinois Tool Works, Inc.               1,400       88,620
IMS Health, Inc.                        1,180       33,630
Ingersoll-Rand Co.                        589       24,267
International Paper Co.                 1,790       63,903
Jabil Circuit, Inc. #                     785       24,225
Johnson Controls, Inc.                    292       21,161
KB HOME                                   700       21,119
Mercury Interactive Corp. #               300       17,970
Millipore Corp.                           480       29,750
Nextel Communications, Inc. #           4,660       81,550
OM Group, Inc.                            600       33,750
Pactiv Corp. #                          2,100       28,140
Pall Corp.                              1,040       24,471
Paychex, Inc.                             982       39,280
Phelps Dodge Corp.                        440       18,260
PPG Industries, Inc.                      830       43,633
Praxair, Inc.                             840       39,480
Robert Half International, Inc. #         800       19,912
Sapient Corp. #                           500        4,875
Stericycle, Inc. #                        900       42,255
Tetra Tech, Inc. #                        600       16,320
Toll Brothers, Inc. #                     600       23,586
Tyco International, Ltd.                9,670      527,112
Vulcan Materials Co.                      390       20,963
Waste Connections, Inc. #                 600       21,600
Waste Management, Inc.                  3,210       98,932
Weyerhaeuser Co.                        1,120       61,566
W.W. Grainger, Inc.                     1,558       64,127
                                               -----------
                                                 5,230,232
                                               -----------

                                             Shares,
                                           Contracts,
                                               or
Security Description                       Face Amount Market Value
--------------------                       ----------- ------------
Common Stocks -- continued
Consumer Durable Goods -- 7.7%
(Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
Albertson's, Inc.                               3,300  $    98,967
Best Buy Co., Inc. #                            1,800      114,336
Cendant Corp. #                                 6,900      134,550
Circuit City Stores -- Circuit City Group       2,800       50,400
Costco Wholesale Corp. #                        3,100      127,348
Delphi Automotive Systems Corp.                 2,500       39,825
Federated Department Stores, Inc. #             3,300      140,250
Ford Motor Co.                                  7,400      181,670
Gap, Inc.                                       5,300      153,700
General Mills, Inc.                             2,400      105,072
General Motors Corp.                            2,300      148,005
Genuine Parts Co.                               2,700       85,050
Home Depot, Inc.                                7,900      373,196
J.C. Penney Co., Inc.                           2,800       73,808
Kroger Co. #                                    4,300      107,500
Limited, Inc.                                   2,000       33,040
Lowe's Companies, Inc.                          2,500      181,375
May Department Stores Co.                       1,200       41,112
Safeway, Inc. #                                 2,400      115,200
Staples, Inc. #                                 2,500       39,975
Target Corp.                                    4,700      162,620
Toys R Us, Inc. #                               5,400      133,650
Wal-Mart Stores, Inc.                          16,500      805,200
Walgreen Co.                                    4,900      168,854
Whirlpool Corp.                                 1,500       93,750
                                                       -----------
                                                         3,708,453
                                                       -----------
Consumer Non-durable Goods -- 12.5%
(Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
Action Performance Companies, Inc. #           12,800      320,000
Adolf Coors Co. -- Class B                      1,200       60,216
Anheuser-Busch Companies, Inc.                  3,200      131,840
AOL Time Warner, Inc. #                        18,050      956,650
Carnival Corp.                                  2,300       70,610
Clear Channel Communications, Inc. #            2,600      163,020
Coca-Cola Co.                                  11,100      499,500
Colgate-Palmolive Co.                           1,500       88,485
Comcast Corp. -- Class A #                      3,500      151,900
Fortune Brands, Inc.                            5,000      191,800
Gannett Co., Inc.                               1,100       72,490
Gillette Co.                                    3,000       86,970
Haggar Corp.                                   11,300      116,955
Heinz, H.J. Co.                                 3,000      122,670
Hershey Foods Corp.                               500       30,855
JAKKS Pacific, Inc. #                           8,000      149,600
Kimberly-Clark Corp.                            3,400      190,060
Kraft Foods, Inc. #                             4,200      130,200
McDonald's Corp.                                9,000      243,540
Newell Rubbermaid, Inc.                         1,500       37,650
PepsiCo, Inc.                                   6,200      274,040
Philip Morris Companies, Inc.                  11,300      559,350
Proctor & Gamble Co.                            5,200      331,760
Sara Lee Corp.                                  3,200       60,608

18
                                                                  The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                             Growth Stock Portfolio


                                             Shares,
                                           Contracts,
                                               or
Security Description                       Face Amount Market Value
--------------------                       ----------- ------------
Common Stocks -- continued
Starwood Hotels & Resorts Worldwide, Inc.         800  $    29,824
Tribune Co.                                     1,200       48,012
Tupperware Corp.                                5,900      138,237
UST, Inc.                                       2,200       63,492
Viacom, Inc. -- Class B #                       6,753      349,468
Walt Disney Co.                                 8,000      231,120
Wendy's International, Inc.                     5,900      150,686
                                                       -----------
                                                         6,051,608
                                                       -----------
Energy -- 7.1%
(Subadvised by The Mitchell Group, Inc.)
Anadarko Petroleum Corp.                        1,548       83,452
Baker Hughes, Inc.                              2,240       75,040
BP PLC Sponsored ADR                            1,448       72,183
Chevron Corp.                                   1,200      108,600
Conoco, Inc. -- Class B                         3,100       89,590
Devon Energy Corp.                                700       36,750
El Paso Corp.                                   2,643      138,863
Enron Corp.                                     3,000      147,300
Exxon Mobil Corp.                              14,962    1,306,931
Grey Wolf, Inc. #                               5,800       23,200
Hydril Co. #                                    1,400       31,878
Kerr-McGee Corp.                                  800       53,016
Ocean Energy, Inc.                              3,560       62,122
Phillips Petroleum Co.                          1,600       91,200
Pioneer Natural Resources Co. #                 1,900       32,395
Royal Dutch Petroleum Co.                       9,100      530,257
Santa Fe International Corp.                    1,100       32,846
Schlumberger, Ltd.                              2,600      136,890
Texaco, Inc.                                    2,800      186,648
Transocean Sedco Forex, Inc.                      519       21,409
Unocal Corp.                                    1,300       44,395
W-H Energy Services, Inc. #                     1,500       28,500
Williams Companies, Inc.                        2,600       85,670
                                                       -----------
                                                         3,419,135
                                                       -----------
Finance -- 18.2%
(Subadvised by Matrix Asset Advisors, Inc.)
AFLAC, Inc.                                     1,675       52,746
Allstate Corp.                                  3,800      167,162
American Express Co.                            6,150      238,620
American General Corp.                          2,200      102,190
American International Group, Inc.             10,750      913,857
Bank of America Corp.                           8,575      514,757
Bank of New York Co., Inc.                      2,250      108,000
Bank One Corp.                                  5,200      186,160
Bear Stearns Companies, Inc.                      550       32,434
Berkshire Hathaway, Inc. --Class B #               30       69,000
Capital One Financial Corp.                       450       27,068
Chubb Corp.                                       875       67,751
Citigroup, Inc.                                23,375    1,235,135
Comerica, Inc.                                  1,450       83,520
Countrywide Credit Industries, Inc.               500       22,940
Federal Home Loan Mortgage Corp.                3,575      243,279
Federal National Mortgage Association           5,400      459,162
Fifth Third Bancorp                             1,450       87,073

                                             Shares,
                                           Contracts,
                                               or
Security Description                       Face Amount Market Value
--------------------                       ----------- ------------
Common Stocks -- continued
First Union Corp.                               4,650  $   162,471
FleetBoston Financial Corp.                     6,175      243,604
Franklin Resources, Inc.                        1,350       61,790
Goldman Sachs Group, Inc.                         900       77,220
Hartford Financial Services Group, Inc.         1,225       83,790
Household International, Inc.                   2,300      153,410
Jefferson-Pilot Corp.                             900       43,488
John Hancock Financial Services, Inc.             950       38,247
J.P. Morgan Chase & Co.                         9,500      422,465
KeyCorp                                         2,200       57,310
Lehman Brothers Holdings, Inc.                  1,250       96,550
Lincoln National Corp.                            900       46,575
Marsh & McLennan Companies, Inc.                  900       90,900
MBIA, Inc.                                        862       47,996
MBNA Corp.                                      3,900      128,700
Mellon Financial Corp.                          2,750      123,228
Merrill Lynch & Co., Inc.                       3,500      207,375
MetLife, Inc.                                   3,650      113,077
MGIC Investment Corp.                             400       29,056
Morgan Stanley Dean Witter & Co.                5,500      353,265
National City Corp.                             2,700       83,106
Northern Trust Corp.                              500       31,250
PNC Financial Services Group                    1,750      115,132
Progressive Corp.                                 150       20,278
Providian Financial Corp.                       1,400       82,880
Schwab, Charles Corp.                           2,950       46,462
SouthTrust Corp.                                2,400       62,400
State Street Corp.                              1,300       64,337
Stilwell Financial, Inc.                        1,300       43,628
St. Paul Companies, Inc.                        1,325       67,177
SunTrust Banks, Inc.                            1,250       80,975
Torchmark Corp.                                   900       36,189
UnumProvident Corp.                               700       22,484
U.S. Bancorp                                   10,950      249,550
Wachovia Corp.                                  1,250       88,937
Washington Mutual, Inc.                         4,829      181,329
Wells Fargo & Co.                               7,600      352,868
                                                       -----------
                                                         8,820,353
                                                       -----------
Health -- 12.3%
(Subadvised by Alliance Capital Management L.P.)
Amgen, Inc. #                                   3,810      231,191
Abbott Laboratories                             5,930      284,640
Affymetrix, Inc. #                                270        5,954
American Home Products Corp.                    7,120      418,300
Applera Corp. -- Applied Biosystems Group       1,450       38,787
Bristol-Myers Squibb Co.                        7,040      368,192
Cardinal Health, Inc.                           2,115      145,935
Forrest Laboratories, Inc. #                      840       59,640
HCA, Inc.                                       2,610      117,946
Health Management Associates, Inc. #            3,200       67,328

                                                                              19
The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                             Growth Stock Portfolio


                                             Shares,
                                           Contracts,
                                               or
Security Description                       Face Amount Market Value
--------------------                       ----------- ------------
Common Stocks -- continued
Human Genome Sciences, Inc. #                   1,760  $   106,040
Johnson & Johnson                              13,000      649,480
Lilly, Eli & Co.                                3,780      279,720
MedImmune, Inc. #                               2,640      124,608
Medtronic, Inc.                                 5,970      274,680
Merck & Co., Inc.                               9,360      598,198
Millennium Pharmaceuticals, Inc. #                810       28,820
Pfizer, Inc.                                   31,530    1,262,776
Pharmacia Corp.                                 8,450      388,277
Schering-Plough Corp.                           6,660      241,358
Tenet Healthcare Corp. #                        2,070      106,812
UnitedHealth Group, Inc.                        1,500       92,625
Waters Corp. #                                    480       13,253
Wellpoint Health Networks, Inc. #                 410       38,638
                                                       -----------
                                                         5,943,198
                                                       -----------
Technology -- 19.6%
(Subadvised by Dresdner RCM Global Investors, L.L.C.)
ADC Telecommunications, Inc. #                  6,500       42,900
Advanced Micro Devices, Inc. #                  3,000       86,700
Altera Corp. #                                  1,660       48,140
Analog Devices, Inc. #                            940       40,655
Applera Corp. -- Applied Biosystems Group         720       19,260
Applied Materials, Inc. #                       3,200      157,120
Applied Micro Circuits Corp. #                  1,470       25,284
Boeing Co.                                      6,000      333,600
Check Point Software Technologies, Ltd. #         950       48,042
CIENA Corp. #                                     430       16,340
Cisco Systems, Inc. #                          33,400      607,880
Compaq Computer Corp.                          12,910      197,781
Computer Associates International, Inc.         1,700       61,200
Comverse Technology, Inc. #                     1,688       96,385
Dell Computer Corp. #                           5,550      145,132
EMC Corp./Mass #                               10,540      308,295
Flextronics International, Ltd. #               1,890       49,348
General Dynamics Corp.                          1,200       93,372
Hewlett-Packard Co.                             3,750      107,250
Honeywell International, Inc.                   3,552      123,965
Intel Corp.                                    29,550      864,337
International Business Machines Corp.           8,500      960,500
Intuit, Inc. #                                  1,830       73,182
JDS Uniphase Corp. #                            5,050       63,125
Juniper Networks, Inc. #                        1,260       39,186
KLA-Tencor Corp. #                              1,070       62,563
Lexmark International, Inc. #                   1,360       91,460
Linear Technology Corp.                         1,850       81,807
Lockheed Martin Corp.                           2,200       81,510
Lucent Technologies, Inc.                      10,500       65,205
Maxim Integrated Products, Inc. #               2,500      110,525

                                        Shares,
                                      Contracts,
                                          or
Security Description                  Face Amount Market Value
--------------------                  ----------- ------------
Common Stocks -- continued
Micron Technology, Inc. #                  3,200  $   131,520
Microsoft Corp. #                         26,580    1,940,340
Minnesota Mining & Manufacturing Co.       1,170      133,497
Motorola, Inc.                             7,848      129,963
Nokia Corp. Sponsored ADR --Class A          720       15,977
Nortel Networks Corp.                      5,390       48,672
Northrop Grumman Corp.                       160       12,816
Oracle Corp. #                            22,850      434,150
QUALCOMM, Inc. #                           4,820      281,874
Raytheon Co.                               2,200       58,410
Rockwell International Corp.               1,000       38,120
Sanmina Corp. #                            2,230       52,204
Scientific-Atlanta, Inc.                     880       35,728
Siebel Systems, Inc. #                     3,700      173,530
Solectron Corp. #                          1,470       26,901
STMicroelectronics N.V.                    1,870       62,626
Sun Microsystems, Inc. #                  11,700      183,924
Tellabs, Inc. #                            1,730       33,354
Texas Instruments, Inc.                    5,200      165,880
TRW, Inc.                                    710       29,110
United Technologies Corp.                  2,090      153,113
VERITAS Software Co. #                     2,964      197,195
Xilinx, Inc. #                             1,825       75,263
                                                  -----------
                                                    9,516,216
                                                  -----------
Transportation -- 0.7%
(Subadvised by Miller/Howard Investments, Inc.)
AMR Corp. #                                  640       23,123
Burlington Northern Santa Fe Corp.         1,555       47,117
CSX Corp.                                    802       29,064
Delta Air Lines, Inc.                        525       23,142
FedEx Corp. #                              1,265       50,853
Norfolk Southern Corp.                     1,640       34,030
Ryder System, Inc.                           255        4,998
Sabre Holdings Corp. #                       558       27,900
Southwest Airlines Co.                     3,233       59,778
Union Pacific Corp.                          990       54,361
US Airways Group, Inc. #                     285        6,926
                                                  -----------
                                                      361,292
                                                  -----------
Utilities -- 8.3%
(Subadvised by Miller/Howard Investments, Inc.)
AES Corp. #                                3,860      166,173
ALLTEL Corp.                               1,000       61,260
AT&T Corp.                                 7,970      175,340
AT&T Wireless Services, Inc. #             8,470      138,485
BellSouth Corp.                            8,010      322,563
Calpine Corp. #                            2,350       88,830
Constellation Energy Group, Inc.             950       40,470
Dominion Resources, Inc.                   1,030       61,934
DTE Energy Co.                               940       43,654
Duke Energy Corp.                          3,300      128,733
Dynegy, Inc. -- Class A                    1,250       56,875
Exelon Corp.                               3,055      195,887
Global Crossing, Ltd. #                   13,824      119,439
Mirant Corp. #                             2,575       88,580
PG&E Corp.                                   855        9,576

20
                                                                  The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                             Growth Stock Portfolio


                                                     Shares,
                                                   Contracts,
                                                       or
Security Description                               Face Amount Market Value
--------------------                               ----------- ------------
Common Stocks -- continued
PPL Corp.                                                 365  $    20,075
Public Service Enterprise Group, Inc.                     935       45,721
Qwest Communications International, Inc. #              6,473      206,295
Reliant Energy, Inc.                                    1,008       32,468
SBC Communications, Inc.                               17,289      692,595
Sempra Energy                                           1,440       39,370
Sonus Networks, Inc. #                                  1,365       31,886
Southern Co.                                            2,815       65,449
Sprint Corp. -- FON Group                               3,845       82,129
Sprint Corp. -- PCS Group #                             4,135       99,860
Time Warner Telecom, Inc. #                             3,535      118,493
Verizon Communications, Inc.                           11,275      603,213
Williams Communications Group, Inc. #                  10,003       29,709
WorldCom, Inc. -- MCI Group #                             626       10,079
WorldCom, Inc. -- WorldCom Group #                     12,482      186,731
Xcel Energy, Inc.                                       1,125       32,006
XO Communications, Inc. #                               9,200       17,664
                                                               -----------
                                                                 4,011,542
                                                               -----------
Total Common Stocks (Cost $46,293,787)                          47,062,029
                                                               -----------
U.S. Government Obligations -- 0.4%
U.S. Treasury Bills
 4.88% 11/29/01 **                                      9,000        8,865
 4.46% 08/30/01 *                                     200,000      198,770
                                                               -----------
Total U.S. Government Obligations (Cost $207,363)                  207,635
                                                               -----------
Repurchase Agreements -- 2.4%
Smith Barney Securities LLC, 4.19%, 07/02/01,
 (Collateralized by $1,214,897various commercial
 papers, 3.71-4.06%, 07/05/01- 09/25/01,market
 value --$1,209,720)                                1,186,000    1,186,000
                                                               -----------
Total Repurchase Agreements
 (Cost $1,186,000)                                               1,186,000
                                                               -----------
Total Investments -- 100.0%
 (Cost $47,687,150)                                            $48,455,664
                                                               -----------

                                                        Shares,
                                                      Contracts,
                                                          or
Security Description                                  Face Amount Market Value
--------------------                                  ----------- ------------
Futures Contracts
Long, S&P 500 Futures, face amount $618,000 expiring
 September 2001                                              2    $   615,850
                                                                  -----------
Total Futures Contracts                                           $   615,850
                                                                  -----------
Trustee Deferred Compensation ***
Flex-funds Highlands Growth Fund                           910    $    15,631
Flex-funds Muirfield Fund                                1,897          8,819
Flex-funds Total Return Utilities Fund                     419          8,983
Meeder Advisor International Equity Fund                   806          9,791
                                                                  -----------
Total Trustee Deferred Compensation (Cost $49,981)                $    43,224
                                                                  -----------

ADR: American Depository Receipt
#  Represents non-income producing securities.
*  Pledged as collateral on futures contracts.
**  Pledged as collateral on Letter of Credit.
*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                              21
The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                          Growth Mutual Fund Portfolio


                                                     Shares,
                                                   Contracts,
                                                       or
Security Description                               Face Amount Market Value
--------------------                               ----------- ------------
Registered Investment Companies -- 90.8%
AIM Basic Value Fund                                   67,464  $ 2,043,500
AIM Constellation Fund #                              188,670    4,588,456
Federated Mid-Cap Fund                                109,396    1,922,089
Invesco Equity Income Fund                             73,073      977,204
Invesco Strategic Financial Services Fund             111,452    3,439,396
Invesco Strategic Energy Fund #                       172,607    3,207,037
Rydex Banking Sector Fund #                           136,538    1,176,962
Rydex Health Care Sector Fund #                       288,266    3,286,231
                                                               -----------
Total Registered Investment Companies (Cost
 $21,136,592)                                                   20,640,875
                                                               -----------
U.S. Government Obligations -- 1.7%
U.S. Treasury Bill, 4.46%, due 08/30/01 *             400,000      397,541
                                                               -----------
Total U.S. Government Obligations (Cost $397,077)                  397,541
                                                               -----------
Repurchase Agreements -- 7.5%
Smith Barney Securities LLC, 4.19%, 07/02/01,
 (Collateralized by $1,754,737 various commercial
 papers, 3.71-4.06%, 07/05/01-09/25/01, market
 value --$1,747,260)                                1,713,000    1,713,000
                                                               -----------
Total Repurchase Agreements (Cost $1,713,000)                    1,713,000
                                                               -----------
Total Investments -- 100.0% (Cost $23,246,669)                 $22,751,416
                                                               -----------

                                                     Shares,
                                                   Contracts,
                                                       or
Security Description                               Face Amount Market Value
--------------------                               ----------- ------------
Futures Contracts
Long, S&P 500 Futures, face amount $2,179,400
 expiring September 2001                                    7  $ 2,155,475
                                                               -----------
Total Futures Contracts                                        $ 2,155,475
                                                               -----------
Trustee Deferred Compensation **
Flex-funds Highlands Growth Fund                          104  $     1,778
Flex-funds Muirfield Fund                                 298        1,384
Flex-funds Total Return Utilities Fund                     52        1,122
Meeder Advisor International Equity Fund                  110        1,341
                                                               -----------
Total Trustee Deferred Compensation (Cost $6,061)              $     5,625
                                                               -----------

#  Represents non-income producing security.
*  Pledged as collateral on Futures.
** Assets of affiliates to the Growth Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

22
                                                                  The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                    Aggressive Growth Mutual Fund Portfolio


                                                     Shares,
                                                   Contracts,
                                                       or
Security Description                               Face Amount Market Value
--------------------                               ----------- ------------
Registered Investment Companies -- 92.1%
AIM Basic Value Fund                                  58,876   $ 1,783,356
AIM Global Financial Services Fund #                  26,188       640,554
AIM Mid Cap Equity Fund #                             63,547     1,591,858
Invesco Blue Chip Growth Fund #                      769,491     2,639,355
Invesco Strategic Financial Services Fund             13,776       425,112
Invesco Strategic Energy Fund #                      111,651     2,074,478
Rydex Banking Sector Fund #                          161,885     1,395,449
Rydex Health Care Sector Fund #                      150,733     1,718,353
                                                               -----------
Total Registered Investment Companies (Cost
 $12,768,548)                                                   12,268,515
                                                               -----------
U.S. Government Obligations -- 1.5%
U.S. Treasury Bill, 4.46% due 08/30/01 *             200,000       198,770
                                                               -----------
Total U.S. Government Obligations (Cost $198,538)                  198,770
                                                               -----------
Repurchase Agreements -- 6.4%
Smith Barney Securities LLC, 4.19%, 07/02/01,
 (Collateralized by $867,637 various commercial
 papers, 3.71-4.06%, 07/05/01-09/25/0, market
 value --$863,940)                                   847,000       847,000
                                                               -----------
Total Repurchase Agreements (Cost $847,000)                        847,000
                                                               -----------
Total Investments -- 100.0% (Cost $13,814,086)                 $13,314,285
                                                               -----------

                                                        Shares,
                                                      Contracts,
                                                          or
Security Description                                  Face Amount Market Value
--------------------                                  ----------- ------------
Futures Contracts
Long, S&P 500 Futures, face amount $933,263 expiring
 September 2001                                               3   $   923,775
                                                                  -----------
Total Futures Contracts                                           $   923,775
                                                                  -----------
Trustee Deferred Compensation**
Flex-funds Highlands Growth Fund                             95   $     1,638
Flex-funds Muirfield Fund                                   276         1,282
Flex-funds Total Return Utilities Fund                       48         1,029
Meeder Advisor International Equity Fund                    102         1,241
                                                                  -----------
Total Trustee Deferred Compensation (Cost $5,619)                 $     5,190
                                                                  -----------

# Represents non-income producing securities.
* Pledged as collateral on Futures.
** Assets of affiliates to the Aggressive Growth Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                              23
The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
-------------------------------------------------------------------------------

                                Bond Portfolio


                                                      Shares or
Security Description                                 Face Amount Market Value
--------------------                                 ----------- ------------
U.S. Government Obligations -- 82.0%
Federal National Mortgage Association Discount Note
 3.65%, 07/02/01                                     12,000,000  $12,000,000
U.S. Treasury Bill *
 4.88%, 11/29/01                                          4,800        4,727
                                                                 -----------
Total U.S. Government Obligations (Cost
 $12,004,706)                                                     12,004,727
                                                                 -----------
Repurchase Agreements -- 18.0%
Smith Barney Securities LLC, 4.19%, 07/02/01, (Collateralized by $2,705,348
 various commercial papers, 3.71-4.06%, 07/05/01-09/25/01,
 market value -- $2,693,820)                          2,641,000    2,641,000

Total Repurchase Agreements (Cost $2,641,000)                      2,641,000
                                                                 -----------
Total Investments -- 100.0% (Cost $14,645,706)                   $14,645,727
                                                                 -----------

                                                     Shares or
Security Description                                Face Amount Market Value
--------------------                                ----------- ------------
Trustee Deferred Compensation **
Flex-funds Highlands Growth Fund                           383  $     6,574
Flex-funds Muirfield Fund                                  741        3,448
Flex-funds Total Return Utilities Fund                     146        3,141
Meeder Advisor International Equity Fund                   344        4,171
                                                                -----------
Total Trustee Deferred Compensation (Cost $20,058)              $    17,334
                                                                -----------

* Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

24
                                                                 The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                             Money Market Portfolio


                                                                    Amortized
                                     Coupon/            Shares or    Cost or
                                      Yield   Maturity Face Amount Market Value
                                     -------  -------- ----------- ------------
Commercial Papers -- 22.0%
Cargill, Inc.                         5.16%   07/13/01 $10,000,000 $  9,984,233
Colonial Pipeline Co.***              6.15%   07/16/01   5,000,000    4,988,042
Colonial Pipeline Co.***              6.15%   07/23/01   2,000,000    1,992,826
Deutsche Bank Financial, Inc.         4.41%   09/07/01  10,000,000    9,917,925
Duff & Phelps Utility & Corp. Bond
 Trust, Inc.***                       4.95%   07/19/01   1,384,000    1,380,765
Duff & Phelps Utility & Corp. Bond
 Trust, Inc.***                       4.12%   11/01/01  10,000,000    9,860,377
Duff & Phelps Utility & Corp. Bond
 Trust, Inc.***                       4.41%   10/04/01   3,000,000    2,965,455
Edison Asset Securitization, LLC***   3.76%   07/20/01   2,000,000    1,996,240
General Electric Capital Corp.        4.59%   07/11/01  10,000,000    9,988,525
Knight Ridder, Inc.***                4.60%   08/03/01   5,000,000    4,979,556
Monsanto Co.***                       3.80%   11/14/01   9,698,000    9,559,804
Toronto-Dominion Holdings USA, Inc.   4.98%   10/22/01  10,000,000    9,845,221
                                                                   ------------
Total Commercial Papers (Cost $77,458,969)                           77,458,969
                                                                   ------------
Corporate Obligations -- 42.0%
American Express Co.                  8.50%   08/15/01     422,000      423,827
American Express Co.                  6.13%   11/15/01   1,000,000    1,004,945
Ameritech Capital Funding             6.13%   10/15/01     500,000      501,156
Aquarium Holdings KY***               3.83%*  07/05/01     108,000      108,000
Austin Printing Co., Inc.***          3.90%*  07/05/01   2,375,000    2,375,000
Bank Of America Corp.                 5.85%   08/01/01   3,000,000    2,998,983
Bank Of America Corp.                 9.13%   10/15/01     550,000      556,632
Bank One Corp.                        7.00%   08/20/01   6,475,000    6,489,985
Bank One Corp.                        9.25%   11/15/01   1,000,000    1,018,886
Bank One Corp.                        8.10%   03/01/02     500,000      513,330
Bath Technologies, Inc.***            3.93%*  07/05/01   1,420,000    1,420,000
Beaver Creek Enterprise***            3.90%*  07/05/01   1,990,000    1,990,000
Care Life Project***                  3.90%*  07/05/01   2,550,000    2,550,000
Citigroup, Inc.                       7.88%   09/30/01   3,585,000    3,610,896
Clark Grave Vault Co.***              3.83%*  07/05/01   1,950,000    1,950,000
Coughlin Family Prop., Inc.***        3.83%*  07/05/01   2,920,000    2,920,000
Danis Construction Co.***             3.83%*  07/05/01   4,000,000    4,000,000
Deere, John Capital Corp.             5.35%   10/23/01     500,000      500,680
Duke Energy Corp.                    10.00%   08/15/01   7,450,000    7,492,656
Espanola/Nambe***                     3.90%*  07/05/01   1,680,000    1,680,000
First Data Corp.                      6.82%   09/18/01   2,000,000    2,008,017
First Union Corp.                     9.45%   08/15/01   1,500,000    1,507,708

                                                                Amortized
                                  Coupon/           Shares or    Cost or
                                   Yield  Maturity Face Amount Market Value
                                  ------- -------- ----------- ------------
Corporate Obligations -- continued
Ford Motor Credit Co.              9.00%  09/15/01 $ 9,500,000 $  9,580,523
Ford Motor Credit Co.              5.13%  10/15/01   1,600,000    1,602,186
General Electric Co.               5.50%  04/15/02     750,000      754,372
General Motors Acceptance Corp.    6.88%  07/15/01   1,750,000    1,750,778
General Motors Acceptance Corp.    6.40%  09/21/01   9,000,000    9,018,922
General Motors Acceptance Corp.    6.38%  09/28/01   2,000,000    2,005,066
General Motors Acceptance Corp.    9.63%  12/15/01   4,000,000    4,082,973
Gordon Flesch Co. Project***       3.90%* 07/05/01   1,000,000    1,000,000
Hancor, Inc.***                    3.90%* 07/05/01     400,000      400,000
Isaac Tire, Inc.***                3.83%* 07/05/01     930,000      930,000
K.L. Morris, Inc.***               3.83%* 07/05/01   2,160,000    2,160,000
Lilly, Eli & Co.                   8.13%  12/01/01     310,000      313,426
Martin Wheel Co., Inc. ***         4.05%* 07/05/01   2,545,000    2,545,000
Merrill Lynch & Co., Inc.          6.98%  08/07/01   3,000,000    3,004,343
MetLife Insurance Co.****          4.98%* 07/02/01  19,000,000   19,000,000
Miami Valley Steel***              3.90%* 07/05/01   1,275,000    1,275,000
Morgan Stanley Dean Witter & Co.   8.25%  12/20/01   1,000,000    1,020,877
Mubea, Inc.***                     3.90%* 07/05/01   2,500,000    2,500,000
Mubea, Inc.***                     3.90%* 07/05/01   8,200,000    8,200,000
O.K.I. Supply Co.***               3.83%* 07/05/01   1,820,000    1,820,000
Osco Industries, Inc.***           3.90%* 07/05/01   2,100,000    2,100,000
Pharmacia Corp.                    5.38%  12/01/01   7,000,000    7,035,791
Presrite Corp.***                  3.90%* 07/05/01   1,020,000    1,020,000
Pro Tire, Inc.***                  3.83%* 07/05/01   1,115,000    1,115,000
R.I. Lampus Co.***                 3.90%* 07/05/01   1,450,000    1,450,000
Seariver Maritime, Inc.***         4.06%* 07/02/01   5,700,000    5,700,000
SGS Tool Company***                3.90%* 07/05/01   1,200,000    1,200,000
White Castle Project***            3.90%* 07/05/01   7,750,000    7,750,000
                                                               ------------
Total Corporate Obligations
 (Cost $147,954,958)                                            147,954,958
                                                               ------------
U.S. Government Agency Obligations -- 19.1%
Federal Farm Credit Bank           6.63%  02/01/02  10,000,000   10,152,737
Federal Home Loan Bank             5.06%  08/07/01   1,000,000    1,000,938
Federal Home Loan Bank             5.59%  09/24/01     750,000      752,716
Federal Home Loan Bank             6.00%  11/15/01   7,255,000    7,310,737
Federal Home Loan Bank             7.13%  11/15/01   5,100,000    5,163,900
Federal Home Loan Bank             5.88%  12/21/01     250,000      251,432
Federal Home Loan Bank             6.10%  12/28/01   1,175,000    1,183,562
Federal Home Loan Bank             5.00%  01/29/02   1,000,000    1,005,227

                                                                              25
The Flex-funds

Schedule of Investments
June 30, 2001 (unaudited)
-------------------------------------------------------------------------------

                            Money Market Portfolio


                                                                Amortized
                                 Coupon/            Shares or    Cost or
                                  Yield   Maturity Face Amount Market Value
                                 ----------------------------- ------------
U.S. Government Agency Obligations -- continued
Federal Home Loan Bank              6.75% 02/15/02 $ 1,000,000 $  1,016,155
Federal Home Loan Bank              5.13% 02/26/02   1,250,000    1,258,611
Federal National Mortgage
 Association                        4.63% 10/15/01  10,000,000    9,984,234
Federal National Mortgage
 Association                        6.02% 12/20/01  10,000,000   10,098,198
Freddie Mac                         3.82% 08/09/01  10,000,000    9,959,678
Freddie Mac                         4.75% 12/14/01   8,000,000    8,032,069
                                                               ------------
Total U.S. Government Agency Obligations
 (Cost $67,170,194)                                              67,170,194
                                                               ------------
U.S. Treasury Obligations -- 0.0%
U.S. Treasury Bill **               4.88% 11/29/01      61,875       61,875
                                                               ------------
Total U.S. Treasury Obligations (Cost
 $61,875)                                                            61,875
                                                               ------------
Repurchase Agreements -- 16.9%
Smith Barney Securities LLC,
 (Collateralized by $61,112,597
 various commercial papers,
 3.71-4.06%, 07/05/01-09/25/01,
 market value --$60,852,180)        4.19% 07/02/01 $59,659,000   59,659,000
                                                               ------------
Total Repurchase Agreements (Cost
 $59,659,000)                                                    59,659,000
                                                               ------------
Total Investments -- 100.0% (Cost
 $352,304,996) (a)                                             $352,304,996
                                                               ------------

                                                         Shares or   Amortized
                                        Coupon/             Face      Cost or
                                         Yield  Maturity   Amount   Market Value
                                        ------- -------- ---------- ------------
Trustee Deferred Compensation *****
Flex-funds Highlands Growth Fund                              1,043 $     19,236
Flex-funds Muirfield Fund                                     2,263       11,570
Flex-funds Total Return Utilities Fund                          557       10,026
Meeder Advisor International Equity
 Fund                                                           907       11,593
                                                                    ------------
Total Trustee Deferred Compensation (Cost
 $52,425)                                                           $     52,425
                                                                    ------------

(a) Cost for federal income tax and financial reporting purposes are the same.
* Variable rate security. Interest rate is as of June 30, 2001. Maturity date reflects the next rate change date.
**  Pledged as collateral on Letter of Credit.
*** Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of June 30, 2001, securities restricted as to resale to institutional investors represented 27.8% of the Portfolio.
**** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of June 30, 2001, illiquid securities represented 5.4% of the Portfolio.
***** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

26
                                                                 The Flex-funds

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets & Liabilities
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                     The          The Total
                                                  Muirfield    Return Utilities
                                                     Fund            Fund
                                                 ------------  ----------------
Assets
Investments in corresponding portfolio, at
 value                                           $ 76,478,642    $34,671,330
Receivable for capital stock issued                 2,658,087        301,464
Receivable from investment advisor                         --             --
Other assets                                           31,428         25,254
-------------------------------------------------------------------------------
Total Assets                                       79,168,157     34,998,048
-------------------------------------------------------------------------------

Liabilities
Payable for capital stock redeemed                  2,447,913        217,554
Dividends payable                                          --         47,857
Accrued distribution plan fees (12b-1)                 79,156             --
Accrued transfer agent and administrative fees         10,424          4,487
Other accrued liabilities                               4,934          9,943
-------------------------------------------------------------------------------
Total Liabilities                                   2,542,427        279,841
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net Assets                                         76,625,730     34,718,207
-------------------------------------------------------------------------------

Net Assets
Capital                                            93,528,149     33,768,817
Accumulated undistributed (distributions in
 excess of) net investment income                   2,449,740         23,687
Accumulated undistributed net realized gain
 (loss) from investments                          (23,657,185)       437,752
Net unrealized appreciation (depreciation) of
 investments                                        4,305,026        487,951
-------------------------------------------------------------------------------
Total Net Assets                                 $ 76,625,730    $34,718,207
-------------------------------------------------------------------------------

Capital Stock Outstanding (indefinite number of
 shares authorized, $0.10 par value)               16,646,275      1,709,177

Net Asset Value, Offering and Redemption Price
 Per Share                                              $4.60         $20.31

See accompanying notes to financial statements.

28
                                                                  The Flex-funds

--------------------------------------------------------------------------------

    The                                                 The U.S.             Money
 Highlands      The Dynamic       The Aggressive       Government            Market
Growth Fund     Growth Fund        Growth Fund          Bond Fund             Fund
-----------     -----------       --------------       -----------        ------------
$38,698,519     $22,738,227        $13,302,041         $14,636,204        $238,665,887
    142,672              --                 --                  --                  --
         --          23,144             26,974                  --              19,553
     51,109           6,135              5,787               3,519              78,012
--------------------------------------------------------------------------------------
 38,892,300      22,767,506         13,334,802          14,639,723         238,763,452
--------------------------------------------------------------------------------------

     71,662              --                 --                  --                  --
         --              --                 --              38,401             877,532
     24,382           3,601              1,119                 272              30,346
      5,856           2,689              1,216               1,402              22,234
      8,154           1,393              1,287               6,170               1,943
--------------------------------------------------------------------------------------
    110,054           7,683              3,622              46,245             932,055
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 38,782,246      22,759,823         13,331,180          14,593,478         237,831,397
--------------------------------------------------------------------------------------

 36,657,563      27,352,930         18,902,651          14,752,551         237,831,397
    (44,625)       (52,639)            (38,536)              1,573                  --
    891,881     (4,045,216)         (5,033,132)           (160,669)                 --
  1,277,427       (495,252)           (499,803)                 23                  --
--------------------------------------------------------------------------------------
$38,782,246     $22,759,823        $13,331,180         $14,593,478        $237,831,397
--------------------------------------------------------------------------------------

  2,231,428       2,881,867          1,870,626             673,384         237,831,397

     $17.38           $7.90              $7.13              $21.67               $1.00

                                                                              29
The Flex-funds

Statements of Operations
For the Six Months Ended June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                     The         The Total
                                                  Muirfield   Return Utilities
                                                    Fund            Fund
                                                 -----------  ----------------
Net Investment Income from Corresponding
 Portfolio
Interest                                         $   463,909    $    56,513
Dividends                                            148,433        464,848
Expenses net of waivers and/or reimbursements       (416,816)      (178,174)
------------------------------------------------------------------------------
Total Net Investment Income from Corresponding
 Portfolio                                           195,526        343,187
------------------------------------------------------------------------------

Fund Expenses
Administrative                                        20,922          7,693
Transfer agent                                        50,212         18,464
Audit                                                  1,496          1,496
Legal                                                  1,130          1,182
Printing                                               9,112          4,512
Amortization of organizational costs                      --             --
Distribution plan (12b-1)                             11,583         38,467
Postage                                               11,439          5,599
Registration and filing                                9,110          4,333
Insurance                                                482             29
Other                                                  8,632          3,051
------------------------------------------------------------------------------
Total Expenses                                       124,118         84,826
------------------------------------------------------------------------------

Expenses reimbursed by investment advisor                 --             --

------------------------------------------------------------------------------
Net Expenses                                         124,118         84,826
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net Investment Income (Loss)                          71,408        258,361
------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from
 Investments from Corresponding Portfolio
Net realized gains (losses) from futures
 contracts                                          (498,140)            --
Net realized gains (losses) from investments      (8,425,321)       572,407
Net change in unrealized appreciation
 (depreciation) of investments                     2,099,933     (3,420,107)
------------------------------------------------------------------------------
Net Gain (Loss) from Investments from
 Corresponding Portfolio                          (6,823,528)    (2,847,700)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                 $(6,752,120)   $(2,589,339)
------------------------------------------------------------------------------

See accompanying notes to financial statements.

30
                                                                  The Flex-funds

--------------------------------------------------------------------------------

                                                           The U.S.          Money
 The Highlands    The Dynamic        The Aggressive       Government         Market
  Growth Fund     Growth Fund         Growth Fund         Bond Fund           Fund
 -------------    -----------        --------------       ----------       ----------
 $    43,202      $     35,627        $    32,796          $356,925        $6,447,641
     234,748            24,356                658                --                --
    (246,481)         (99,527)            (68,781)          (44,730)         (237,925)
--------------------------------------------------------------------------------------
      31,469          (39,544)            (35,327)          312,195         6,209,716
--------------------------------------------------------------------------------------

      10,259             5,526              3,357             3,512            59,071
      24,621            11,053              6,715             4,215            79,686
       1,496             1,496              1,480               997             1,605
       2,532             1,713              1,694             1,130             1,213
       5,260             1,544              1,260               857            35,800
          --                --                 --                --                --
      12,431            11,053              6,715            11,239            94,514
       9,762             2,084              1,794             1,330            23,200
       8,044             2,066              1,693             3,600            10,212
         139                46                 40                33             1,683
       3,460             1,644              1,637             1,085            14,170
--------------------------------------------------------------------------------------
      78,004            38,225             26,385            27,998           321,154
--------------------------------------------------------------------------------------

          --          (19,346)            (22,343)               --           (54,295)

--------------------------------------------------------------------------------------
      78,004            18,879              4,042            27,998           266,859
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
     (46,535)         (58,423)            (39,369)          284,197         5,942,857
--------------------------------------------------------------------------------------

    (125,624)        (161,201)           (71,525)                --                --
    (584,823)        (526,499)           (154,375)          176,745                --
  (2,479,664)        (910,837)         (1,088,196)         (349,625)               --
--------------------------------------------------------------------------------------
  (3,190,111)      (1,598,537)         (1,314,096)         (172,880)               --
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 $(3,236,646)     $(1,656,960)        $(1,353,465)         $111,317        $5,942,857
--------------------------------------------------------------------------------------

                                                                              31
The Flex-funds

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 (unaudited) and Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                         The Total Return            The Highlands
                             The Muirfield Fund           Utilities Fund              Growth Fund
                          --------------------------  ------------------------  -------------------------
                              2001          2000         2001         2000         2001          2000
                          ------------  ------------  -----------  -----------  -----------  ------------
Operations
Net investment income
 (loss)                   $     71,408  $  3,908,916  $   258,361  $   199,929  $   (46,535) $    (20,504)
Net realized gain (loss)
 from investments and
 futures contracts          (8,923,461)  (13,845,163)     572,407      754,574     (710,447)    5,327,701
Net change in unrealized
 appreciation
 (depreciation) of
 investments                 2,099,933   (14,197,059)  (3,420,107)   2,256,370   (2,479,664)  (10,498,635)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from operations            (6,752,120)  (24,133,306)  (2,589,339)   3,210,873   (3,236,646)   (5,191,438)
----------------------------------------------------------------------------------------------------------

Distributions to
 Shareholders from
Net investment income               --    (4,287,267)    (214,942)    (199,929)          --            --
In excess of net
 investment income                  --            --           --      (19,234)          --            --
Net realized gain from
 investments and futures
 contracts                          --    (2,832,813)          --   (1,538,610)          --    (3,443,763)
In excess of net
 realized gain from
 investments and futures
 contracts                          --            --           --     (135,138)          --            --
Tax return of capital               --            --           --      (95,413)          --            --
----------------------------------------------------------------------------------------------------------
Net decrease in net
 assets resulting from
 distributions                      --    (7,120,080)    (214,942)  (1,988,324)          --    (3,443,763)
----------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                       6,415,863    26,115,440   16,419,727   14,475,908    3,345,988    18,730,899
Reinvested                          --     7,060,043      161,875    1,913,383           --     3,383,651
Redeemed                   (20,950,351)  (59,836,826)  (3,798,893)  (6,765,397)  (5,376,406)  (22,516,959)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital
 transactions              (14,534,488)  (26,661,343)  12,782,709    9,623,894   (2,030,418)     (402,409)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total Increase
 (Decrease) in Net
 Assets                    (21,286,608)  (57,914,729)   9,978,428   10,846,443   (5,267,064)   (9,037,610)
----------------------------------------------------------------------------------------------------------

Net Assets -- Beginning
 of Period                  97,912,338   155,827,067   24,739,779   13,893,336   44,049,310    53,086,920

----------------------------------------------------------------------------------------------------------
Net Assets -- End of
 Period                   $ 76,625,730  $ 97,912,338  $34,718,207  $24,739,779  $38,782,246  $ 44,049,310
----------------------------------------------------------------------------------------------------------

Share Transactions
Issued                       1,372,039     4,363,806      764,935      659,325      184,160       856,362
Reinvested                          --     1,340,919        7,525       88,514           --       180,460
Redeemed                    (4,486,957)  (10,611,610)    (179,329)    (314,798)    (313,189)   (1,049,053)
----------------------------------------------------------------------------------------------------------
Change in shares            (3,114,918)   (4,906,885)     593,131      433,041     (129,029)      (12,231)
----------------------------------------------------------------------------------------------------------

*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

32
                                                                  The Flex-funds

--------------------------------------------------------------------------------

      The Dynamic             The Aggressive          The U.S. Government              The Money
      Growth Fund               Growth Fund                Bond Fund                  Market Fund
------------------------  ------------------------  ------------------------  ----------------------------
   2001         2000*        2001         2000*        2001         2000          2001           2000
-----------  -----------  -----------  -----------  -----------  -----------  -------------  -------------
$  (58,423)  $    68,491  $   (39,369) $   (14,336) $   284,197  $   632,489  $   5,942,857  $  14,604,706
  (687,700)   (3,142,886)    (225,900)  (4,767,694)     176,745      (11,259)            --             --
  (910,837)      415,585   (1,088,196)     588,393     (349,625)     357,382             --             --
-----------------------------------------------------------------------------------------------------------
(1,656,960)   (2,658,810)  (1,353,465)  (4,193,637)     111,317      978,612      5,942,857     14,604,706
-----------------------------------------------------------------------------------------------------------

         --     (277,337)          --      (24,369)    (284,197)    (632,489)    (5,942,857)   (14,604,706)
         --           --           --           --           --           --             --             --
         --           --           --           --           --           --             --             --
         --           --           --           --           --           --             --             --
         --           --           --           --           --           --             --             --
-----------------------------------------------------------------------------------------------------------
         --     (277,337)          --      (24,369)    (284,197)    (632,489)    (5,942,857)   (14,604,706)
-----------------------------------------------------------------------------------------------------------

  7,786,025   31,089,470    5,286,289   26,207,111    2,914,531    2,014,115    231,701,815    508,971,433
         --      277,326           --       24,342      234,179      595,524      4,990,429     14,386,159
(3,768,724)   (8,031,167)  (2,681,131)  (9,933,960)  (1,722,777)  (2,037,500)  (232,088,289)  (522,153,383)
-----------------------------------------------------------------------------------------------------------
  4,017,301   23,335,629    2,605,158   16,297,493    1,425,933      572,139      4,603,955      1,204,209
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  2,360,341   20,399,482    1,251,693   12,079,487    1,253,053      918,262      4,603,955      1,204,209
-----------------------------------------------------------------------------------------------------------

 20,399,482           --   12,079,487           --   13,340,425   12,422,163    233,227,442    232,023,233

-----------------------------------------------------------------------------------------------------------
$22,759,823  $20,399,482  $13,331,180  $12,079,487  $14,593,478  $13,340,425  $ 237,831,397  $ 233,227,442
-----------------------------------------------------------------------------------------------------------

    962,721    3,286,676      709,706    2,803,737      132,477       93,797    231,701,815    508,971,433
         --       32,295           --        3,097       10,684       27,758      4,990,429     14,386,159
  (476,413)     (923,412)    (375,609)  (1,270,305)     (78,424)     (95,233)  (232,088,289)  (522,153,383)
-----------------------------------------------------------------------------------------------------------
    486,308    2,395,559      334,097    1,536,529       64,737       26,322      4,603,955      1,204,209
-----------------------------------------------------------------------------------------------------------

                                                                              33
The Flex-funds

Financial Highlights
For a Share Outstanding During the Six Months Ended June 30, 2001 (unaudited) and Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Muirfield Fund

                           2001        2000      1999      1998      1997      1996
                          -------     -------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period        $4.95       $6.32     $6.88     $5.47     $5.47     $5.73
--------------------------------------------------------------------------------------

Income from Investment
 Operations
Net investment income        0.03        0.20      0.09      0.08      0.11      0.10
Net gains (losses) on
 securities and futures
 (both realized and
 unrealized)                (0.38)      (1.23)     0.89      1.51      0.91      0.25
--------------------------------------------------------------------------------------
Total from Investment
 Operations                 (0.35)      (1.03)     0.98      1.59      1.02      0.35
--------------------------------------------------------------------------------------

Less Distributions
From net investment
 income                        --       (0.19)    (0.09)    (0.08)    (0.11)    (0.10)
From net capital gains         --       (0.15)    (1.45)    (0.10)    (0.91)    (0.51)
--------------------------------------------------------------------------------------
Total Distributions            --       (0.34)    (1.54)    (0.18)    (1.02)    (0.61)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                     $4.60       $4.95     $6.32     $6.88     $5.47     $5.47
--------------------------------------------------------------------------------------

Total Return (assumes
 reinvestment of
 distributions)            (7.07%)(4) (16.50%)   16.43%    29.33%    18.59%     5.99%

Ratios/Supplemental Data
Net assets, end of
 period ($000)            $76,626     $97,912  $155,827  $125,547  $130,783  $121,335
Ratio of expenses to
 average net assets         1.29% (3)   1.20%     1.21%     1.24%     1.29%     1.19%
Ratio of net investment
 income to average net
 assets                     0.17% (3)   2.97%     1.33%     1.23%     1.69%     1.54%
Ratio of expenses to
 average net assets
 before distribution
 plan fees (12b-1)
 received offset(2)         1.32% (3)   1.20%     1.21%     1.24%     1.29%     1.19%
Portfolio turnover
 rate(1)                   76.33% (4) 405.88%   787.66%   128.31%   395.42%   297.41%

(1)  Represents turnover rate of corresponding portfolio.
(2) Ratio includes distribution plan fees (12b-1) received offset in corresponding portfolio.
(3)  Annualized.
(4)  Not annualized.

See accompanying notes to financial statements.

34
                                                                  The Flex-funds

Financial Highlights
For a Share Outstanding During the Six Months Ended June 30, 2001 (unaudited) and Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Total Return Utilities Fund

                           2001        2000     1999     1998     1997     1996
                          -------     -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period       $22.17      $20.34   $19.01   $17.72   $14.98   $14.14
----------------------------------------------------------------------------------

Income from Investment
 Operations
Net investment income        0.17        0.26     0.30     0.25     0.25     0.37
Net gains on securities
 (both realized and
 unrealized)                (1.89)       3.73     3.45     1.29     3.99     1.48
----------------------------------------------------------------------------------
Total from Investment
 Operations                 (1.72)       3.99     3.75     1.54     4.24     1.85
----------------------------------------------------------------------------------

Less Distributions
From net investment
 income                     (0.14)      (0.26)   (0.30)   (0.25)   (0.25)   (0.37)
In excess of net
 investment income             --       (0.02)      --       --       --       --
From net capital gains         --       (1.64)   (2.12)      --    (1.25)   (0.64)
In excess of net capital
 gains                         --       (0.15)      --       --       --       --
Tax return of capital          --       (0.09)      --       --       --       --
----------------------------------------------------------------------------------
Total Distributions         (0.14)      (2.16)   (2.42)   (0.25)   (1.50)   (1.01)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                    $20.31      $22.17   $20.34   $19.01   $17.72   $14.98
----------------------------------------------------------------------------------

Total Return (assumes
 reinvestment of
 distributions)            (7.77%)(4)  20.03%   20.01%    8.77%   28.68%   13.33%

Ratios/Supplemental Data
Net assets, end of
 period ($000)            $34,718     $24,740  $13,893  $10,455   $8,405   $5,074
Ratio of expenses to
 average net assets         1.71% (3)   1.78%    1.80%    1.80%    1.80%    1.25%
Ratio of net investment
 income to average net
 assets                     1.68% (3)   1.22%    1.48%    1.35%    1.57%    2.55%
Ratio of expenses to
 average net assets
 before reimbursement of
 fees(2)                    1.76% (3)   1.85%    1.99%    2.11%    2.51%    2.95%
Portfolio turnover
 rate(1)                    9.81% (4)  37.07%   69.20%   51.36%   41.22%   50.79%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes directed brokerage payments in corresponding portfolio.
(3) Annualized.
(4) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

                                                                              35
The Flex-funds

Financial Highlights
For a Share Outstanding During the Six Months Ended June 30, 2001 (unaudited) and Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Highlands Growth Fund

                           2001        2000     1999     1998     1997     1996
                          -------     -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period       $18.66      $22.37   $21.23   $18.55   $16.41   $15.34
----------------------------------------------------------------------------------

Income from Investment
 Operations
Net investment income
 (loss)                     (0.02)      (0.01)   (0.01)    0.06     0.06     0.31
Net gains (losses) on
 securities and futures
 (both realized and
 unrealized)                (1.26)      (2.17)    4.37     4.32     4.73     1.07
----------------------------------------------------------------------------------
Total from Investment
 Operations                 (1.28)      (2.18)    4.36     4.38     4.79     1.38
----------------------------------------------------------------------------------

Less Distributions
From net investment
 income                        --          --       --    (0.06)   (0.06)   (0.31)
From net capital gains         --       (1.53)   (3.22)   (1.64)   (2.59)      --
----------------------------------------------------------------------------------
Total Distributions            --       (1.53)   (3.22)   (1.70)   (2.65)   (0.31)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                    $17.38      $18.66   $22.37   $21.23   $18.55   $16.41
----------------------------------------------------------------------------------

Total Return (assumes
 reinvestment of
 distributions)            (6.86%)(4)  (9.76%)  21.16%   23.67%   29.28%    9.08%

Ratios/Supplemental Data
Net assets, end of
 period ($000)            $38,782     $44,049  $53,087  $43,908  $33,752  $24,204
Ratio of expenses to
 average net assets         1.58% (3)   1.43%    1.56%    1.69%    1.87%    1.65%
Ratio of net investment
 income (loss) to
 average net assets        (0.23%)(3)  (0.04%)  (0.04%)   0.31%    0.30%    1.92%
Ratio of expenses to
 average net assets
 before waiver of
 fees(2)                    1.59% (3)   1.43%    1.57%    1.70%    1.87%    1.65%
Portfolio turnover
 rate(1)                   14.63% (4)  58.03%   51.22%   79.98%  129.79%   81.66%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived and/or directed brokerage payments received in corresponding portfolio.
(3) Annualized.
(4) Not annualized.

See accompanying notes to financial statements.

36
                                                                  The Flex-funds

Financial Highlights
For a Share Outstanding During the Six Months Ended June 30, 2001 (unaudited) and Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Dynamic Growth Fund

                                                       2001        2000*
                                                      -------     --------
Net Asset Value, Beginning of Period                    $8.52       $10.00
------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                            (0.02)        0.04
Net gains (losses) on securities and futures (both
 realized and unrealized)                               (0.60)       (1.39)
------------------------------------------------------------------------------
Total from Investment Operations                        (0.62)       (1.35)
------------------------------------------------------------------------------

Less Distributions
From net investment income                                 --        (0.04)
In excess of net investment income                         --        (0.09)
------------------------------------------------------------------------------
Total Distributions                                        --        (0.13)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Asset Value, End of Period                          $7.90        $8.52
------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)   (7.28%)(4)  (13.54%)(4)

Ratios/Supplemental Data
Net assets, end of period ($000)                      $22,760      $20,399
Ratio of expenses to average net assets                 1.07% (3)    1.10% (3)
Ratio of net investment income (loss) to average net
 assets                                                (0.53%)(3)    0.53% (3)
Ratio of expenses to average net assets before
 reimbursement of fees and/or distribution plan fees
 (12b-1) received offset(2)                             1.35% (3)    1.30% (3)
Portfolio turnover rate(1)                             23.15% (4)  257.72% (4)

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes distribution plan fees (12b-1) received offset in corresponding portfolio.
(3) Annualized.
(4) Not annualized.
* Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                              37
The Flex-funds

Financial Highlights
For a Share Outstanding During the Six Months Ended June 30, 2001 (unaudited) and Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Aggressive Growth Fund

                                                       2001        2000*
                                                      -------     -------
Net Asset Value, Beginning of Period                  $  7.86     $ 10.00
-----------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                            (0.02)      (0.01)
Net gains (losses) on securities and futures (both
 realized and unrealized)                               (0.71)      (2.11)
-----------------------------------------------------------------------------
Total from Investment Operations                        (0.73)      (2.12)
-----------------------------------------------------------------------------

Less Distributions
In excess of net investment income                         --       (0.02)
-----------------------------------------------------------------------------
Total Distributions                                        --       (0.02)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net Asset Value, End of Period                        $  7.13     $  7.86
-----------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)   (9.29%)(4) (21.24%)(4)

Ratios/Supplemental Data
Net assets, end of period ($000)                      $13,331     $12,079
Ratio of expenses to average net assets                 1.07% (3)   1.10% (3)
Ratio of net investment income (loss) to average net
 assets                                                (0.58%)(3)  (0.11%)(3)
Ratio of expenses to average net assets before
 reimbursement of fees and/or distribution plan fees
 (12b-1) received offset(2)                             1.51% (3)   1.32% (3)
Portfolio turnover rate(1)                             23.97% (4) 302.02% (4)

(1)  Represents turnover rate of corresponding portfolio.
(2) Ratio includes distribution plan fees (12b-1) received offset in corresponding portfolio.
(3)  Annualized.
(4)  Not annualized.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

38
                                                                  The Flex-funds

Financial Highlights
For a Share Outstanding During the Six Months Ended June 30, 2001 (unaudited) and Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The U.S. Government Bond Fund

                           2001       2000     1999     1998     1997     1996
                          -------    -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period       $21.92     $21.33   $22.14   $21.19   $20.64   $21.58
---------------------------------------------------------------------------------

Income from Investment
 Operations
Net investment income        0.44       1.10     0.88     0.97     0.99     0.96
Net gains (losses) on
 securities and futures
 (both realized and
 unrealized)                (0.25)      0.59    (0.81)    1.02     0.55    (0.94)
---------------------------------------------------------------------------------
Total from Investment
 Operations                  0.19       1.69     0.07     1.99     1.54     0.02
---------------------------------------------------------------------------------

Less Distributions
From net investment
 income                     (0.44)     (1.10)   (0.88)   (0.97)   (0.99)   (0.96)
From net capital gains         --         --       --    (0.07)      --       --
---------------------------------------------------------------------------------
Total Distributions         (0.44)     (1.10)  (0.88)    (1.04)   (0.99)   (0.96)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                    $21.67     $21.92   $21.33   $22.14   $21.19   $20.64
---------------------------------------------------------------------------------
Total Return (assumes
 reinvestment of
 distributions)             0.87%(4)   8.15%    0.35%    9.62%    7.70%    0.15%

Ratios/Supplemental Data
Net assets, end of
 period ($000)            $14,593    $13,340  $12,422  $11,294  $16,973  $17,783
Ratio of expenses to
 average net assets         1.04%(3)   1.00%    1.00%    1.00%    1.00%    1.00%
Ratio of net investment
 income to average net
 assets                     4.04%(3)   5.12%    4.10%    4.52%    4.85%    4.61%
Ratio of expenses to
 average net assets
 before waiver of
 fees(2)                    1.14%(3)   1.30%    1.18%    1.16%    1.14%    1.06%
Portfolio turnover
 rate(1)                  146.38%(4) 375.47%  352.23%  225.11%  375.64%  778.59%

(1)  Represents turnover rate of corresponding portfolio.
(2)  Ratio includes fees waived in corresponding portfolio.
(3)  Annualized.
(4)  Not annualized.

See accompanying notes to financial statements.

                                                                              39
The Flex-funds

Financial Highlights
For a Share Outstanding During the Six Months Ended June 30, 2001 (unaudited) and Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Money Market Fund

                            2001        2000      1999      1998      1997      1996
                          --------    --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period         $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------------

Income from Investment
 Operations
Net investment income        0.025       0.060     0.049     0.052     0.053      0.05
---------------------------------------------------------------------------------------
Total from Investment
 Operations                  0.025       0.060     0.049     0.052     0.053      0.05
---------------------------------------------------------------------------------------

Less Distributions
From net investment
 income                     (0.025)     (0.060)   (0.049)   (0.052)   (0.053)    (0.05)
---------------------------------------------------------------------------------------
Total Distributions         (0.025)     (0.060)   (0.049)   (0.052)   (0.053)    (0.05)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                      $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------------

Total Return (assumes
 reinvestment of
 distributions)              2.54%(3)    6.20%     4.96%     5.31%     5.38%     5.27%

Ratios/Supplemental Data
Net assets, end of
 period ($000)            $237,831    $233,227  $232,023  $154,255  $169,335  $119,947
Ratio of expenses to
 average net assets          0.43%(2)    0.41%     0.41%     0.40%     0.40%     0.40%
Ratio of net investment
 income to average net
 assets                      5.03%(2)    6.01%     4.88%     5.19%     5.26%     5.15%
Ratio of expenses to
 average net assets
 before
 reimbursement/waiver of
 fees(1)                     0.62%(2)    0.60%     0.54%     0.59%     0.59%     0.58%

(1) Ratio includes fees waived in corresponding portfolio.
(2) Annualized.
(3) Not annualized.

See accompanying notes to financial statements.

40
                                                                  The Flex-funds

Notes to Financial Statements
June 30, 2001 (unaudited)
-------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers seven separate series, and it is presently comprised of seven separate funds as follows: The Muirfield Fund ("Muirfield"), The Total Return Utilities Fund ("TRUF"), The Highlands Growth Fund ("Highlands"), The Dynamic Growth Fund ("Dynamic"), The Aggressive Growth Fund ("Aggressive"), The U.S. Government Bond Fund ("Bond") and The Money Market Fund ("Money Market") (each a "Fund" and collectively the "Funds"). Each Fund invests substantially all of its assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                                         Percentage of
                                                                       Portfolio Owned by
                                                                           Fund as of
     Fund                      Portfolio                                 June 30, 2001
     ----                      ---------                               ------------------
     The Muirfield Fund        Mutual Fund Portfolio                           94%
     The Total Return
      Utilities Fund           Utilities Stock Portfolio                       84%
     The Highlands Growth
      Fund                     Growth Stock Portfolio                          80%
     The Dynamic Growth Fund   Growth Mutual Fund Portfolio                   100%
     The Aggressive Growth
      Fund                     Aggressive Growth Mutual Fund Portfolio        100%
     The U.S. Government Bond
      Fund                     Bond Portfolio                                 100%
     The Money Market Fund     Money Market Portfolio                          67%

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. Each Fund records its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is discussed in the notes of the Portfolios' notes to financial statements included elsewhere in this report.

Federal income taxes. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Highlands, Dynamic, and Aggressive declare and pay dividends from net investment income on a quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatment of unrealized gains and losses of futures contracts held by each Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets.

                                                                             41
The Flex-funds

Investment income & expenses. The Funds record daily their proportionate share of the corresponding Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

2. Agreements and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisor of the Utilities Stock Portfolio and the Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Highlands, Dynamic, and Aggressive, such fee is equal to the greater of $15 per active shareholder account or 0.10% of each Fund's average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For Money Market, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MAM has voluntarily agreed to reimburse Dynamic, Aggressive, and Money Market for the amount by which annual expenses of such Funds, including expenses allocated from each respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), exceed 1.20%, 1.20% and 0.48% of average daily net assets, respectively. Prior to June 18, 2001, the annual expense limitation of Money Market had been 0.43% of average daily net assets. Prior to May 1, 2001, the annual expense limitation of TRUF, Dynamic, Aggressive, and Money Market had been 1.80%, 1.10%, 1.10% and 0.40% of average daily net assets, respectively. Such reimbursement is limited to the total of fees charged to each Fund by MAM and MFSCo. For the six months ended June 30, 2001, MAM reimbursed $19,346, $22,343, and $54,295 to Dynamic, Aggressive, and Money Market, respectively.

Pursuant to Rule 12b-1 of the Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Highlands, Bond, and Money Market have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, and Aggressive have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of Meeder, MAM and MFSCo.

3. Federal Tax Information

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2001, which are available to offset future capital gains, if any:

     Fund                             Amount    Expires
     ----                           ----------- -------
     The Muirfield Fund             $14,770,866  2008
     The Dynamic Growth Fund          3,185,661  2008
     The Aggressive Growth Fund       4,745,009  2008
     The U.S. Government Bond Fund      476,420  2007
     The U.S. Government Bond Fund       11,259  2008

42
                                                                 The Flex-funds

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets & Liabilities
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------


                                                                    Utilities
                                                       Mutual Fund    Stock
                                                        Portfolio   Portfolio
                                                       ----------- -----------
Assets
Investments, at market value*                          $78,743,037 $37,683,559
Repurchase agreements, at value                          2,580,000   3,374,000
Trustee deferred compensation investments, at market
 value                                                     101,582      19,809
Cash                                                           527          71
Receivable for securities sold                                  --          --
Receivable for net variation margin on futures
 contracts                                                  21,150          --
Interest and dividend receivable                             9,195      50,258
Prepaid expenses/other assets                                2,176       3,019
------------------------------------------------------------------------------
Total Assets                                            81,457,667  41,130,716
------------------------------------------------------------------------------

Liabilities
Payable for securities purchased                                --          --
Payable for net variation margin on futures contracts           --          --
Payable for Trustee Deferred Compensation Plan             101,582      19,809
Payable to corresponding Fund                                   --          --
Payable to investment advisor                               63,186      34,978
Accrued fund accounting fees                                 3,949       3,096
Accrued directed brokerage payments                             --      23,911
Other accrued liabilities                                   14,278       6,208
------------------------------------------------------------------------------
Total Liabilities                                          182,995      88,002
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Net Assets                                       $81,274,672 $41,042,714
------------------------------------------------------------------------------

Net Assets
Capital                                                 77,921,358  40,272,867
Net unrealized appreciation (depreciation) of
 investments                                             3,353,314     769,847
------------------------------------------------------------------------------
Total Net Assets                                       $81,274,672 $41,042,714
------------------------------------------------------------------------------
------------------------------------------------------------------------------
* Securities at cost                                   $77,969,723 $40,287,712
------------------------------------------------------------------------------

See accompanying notes to financial statements.

44
                                                                  The Flex-funds

--------------------------------------------------------------------------------

                                   Aggressive
    Growth         Growth            Growth
     Stock       Mutual Fund       Mutual Fund           Bond           Money Market
   Portfolio      Portfolio         Portfolio          Portfolio         Portfolio
  -----------    -----------       -----------        -----------       ------------

  $47,269,664    $21,038,416       $12,467,285        $12,004,727       $292,645,996
    1,186,000      1,713,000           847,000          2,641,000         59,659,000
       43,224          5,625             5,190             17,334             52,425
      184,705             35               528                358            206,641
       44,420             --                --                 --                 --
           --          8,225             3,525                 --                 --
       33,838            597               295                921          2,840,845
          511          1,134               793              1,687              9,534
------------------------------------------------------------------------------------
   48,762,362     22,767,032        13,324,616         14,666,027        355,414,441
------------------------------------------------------------------------------------


       35,379             --                --                 --                 --
        2,150             --                --                 --                 --
       43,224          5,625             5,190             17,334             52,425
           --             --                --                 --            512,990
       42,278         14,770             8,657              4,769             47,643
        3,401          2,331             1,542              1,693              6,493
        3,909             --                --                 --                 --
       15,340          6,059             7,157              5,856              9,769
------------------------------------------------------------------------------------
      145,681         28,785            22,546             29,652            629,320
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  $48,616,681    $22,738,247       $13,302,070        $14,636,375       $354,785,121
------------------------------------------------------------------------------------


   47,848,167     23,233,500        13,801,871         14,636,354        354,785,121
      768,514      (495,253)          (499,801)                21                 --
------------------------------------------------------------------------------------
  $48,616,681    $22,738,247       $13,302,070        $14,636,375       $354,785,121
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  $47,687,150    $23,246,669       $13,814,086        $14,645,706       $352,304,996
------------------------------------------------------------------------------------

                                                                              45
The Flex-funds

Statements of Operations
For the Six Months Ended June 30, 2001 (unaudited)
--------------------------------------------------------------------------------



                                                                    Utilities
                                                      Mutual Fund     Stock
                                                       Portfolio    Portfolio
                                                      -----------  -----------
Investment Income
Interest                                              $   508,360  $    68,779
Dividends                                                 156,649      563,567
-------------------------------------------------------------------------------
Total Investment Income                                   665,009      632,346
-------------------------------------------------------------------------------

Expenses
Investment advisor                                        400,719      185,514
Fund accounting                                            22,974       18,169
Trustee                                                    20,733        6,881
Audit                                                       5,859        6,357
Custodian                                                   5,460        2,821
Legal                                                       1,130        1,130
Insurance                                                   2,088          233
Other                                                       4,830        4,140
-------------------------------------------------------------------------------
Total Expenses                                            463,793      225,245
-------------------------------------------------------------------------------

Investment advisor fees waived                                 --           --
Directed brokerage payments received                           --       (9,773)
Distribution plan fees (12b-1) received offset            (12,805)          --

-------------------------------------------------------------------------------
Total Net Expenses                                        450,988      215,472
-------------------------------------------------------------------------------
Net Investment Income (Loss)                              214,021      416,874
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from futures contracts          (533,922)          --
Net realized gain (loss) from investment
 transactions and distributions of realized gains by
 other investment companies                            (9,098,207)     700,875
Net change in unrealized appreciation (depreciation)
 of investments                                         2,226,671   (4,130,835)
-------------------------------------------------------------------------------
Net Gain (Loss) on Investments                         (7,405,458)  (3,429,960)
-------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                           $(7,191,437) $(3,013,086)
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

46
                                                                  The Flex-funds

--------------------------------------------------------------------------------

                                      Aggressive
                     Growth             Growth                              Money
  Growth Stock     Mutual Fund        Mutual Fund          Bond             Market
   Portfolio        Portfolio          Portfolio         Portfolio        Portfolio
  ------------     -----------        -----------        ---------        ----------

  $     55,877     $    35,626        $    32,796        $356,930         $8,972,352
       299,531          24,356                658              --                 --
-------------------------------------------------------------------------------------
       355,408          59,982             33,454         356,930          8,972,352
-------------------------------------------------------------------------------------


       257,946          82,877             50,864          28,162            486,787
        19,695          13,543              9,275           9,534             34,929
        11,590           4,848              4,501           4,501              4,501
         6,607           5,859              6,860           5,984              6,554
        12,783           2,730              2,730           1,645             19,000
         1,130           1,729              1,729           1,130              1,054
         2,452              40                 35             100             11,996
         4,367             245                259             450              4,291
-------------------------------------------------------------------------------------
       316,570         111,871             76,253          51,506            569,112
-------------------------------------------------------------------------------------

            --              --                 --          (6,781)          (237,246)
        (1,525)             --                 --              --                 --
            --        (12,345)             (7,474)             --                 --

-------------------------------------------------------------------------------------
       315,045          99,526             68,779          44,725            331,866
-------------------------------------------------------------------------------------
        40,363        (39,544)            (35,325)        312,205          8,640,486
-------------------------------------------------------------------------------------

      (160,977)      (161,200)            (71,526)             --                 --
      (746,412)
    (3,178,887)      (526,497)           (154,375)        176,747                 --
     (910,834)      (1,088,189)          (349,635)             --
-------------------------------------------------------------------------------------
   (1,598,531)      (1,314,090)          (172,888)             --
-------------------------------------------------------------------------------------
  $(1,638,075)     $(4,045,913)       $(1,349,415)       $139,317         $8,640,486
-------------------------------------------------------------------------------------

                                                                              47
The Flex-funds

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 (unaudited) and Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                          Utilities Stock
                            Mutual Fund Portfolio            Portfolio           Growth Stock Portfolio
                          --------------------------  ------------------------  -------------------------
                              2001          2000         2001         2000         2001          2000
                          ------------  ------------  -----------  -----------  -----------  ------------
Operations
Net investment income
 (loss)                   $    214,021  $  4,898,877  $   416,874  $   372,913  $    40,363  $    189,165
Net realized gain (loss)
 from investments and
 futures contracts          (9,632,129)  (15,638,058)     700,875    1,099,155     (907,389)    6,090,438
Net change in unrealized
 appreciation
 (depreciation) of
 investments                 2,226,671   (16,178,338)  (4,130,835)   2,829,342   (3,178,887)  (12,741,784)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from operations            (7,191,437)  (26,917,519)  (3,013,086)   4,301,410   (4,045,913)   (6,462,181)
----------------------------------------------------------------------------------------------------------

Transactions of
 Investors' Beneficial
 Interests
Contributions                6,830,223    29,000,906   17,528,530   16,474,250    4,215,533    27,976,752
Withdrawals                (26,966,334)  (72,022,261)  (4,363,137)  (7,936,346)  (8,739,681)  (29,545,301)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from transactions of
 investors' beneficial
 interests                 (20,136,111)  (43,021,355)  13,165,393    8,537,904   (4,524,148)   (1,568,549)
----------------------------------------------------------------------------------------------------------
Total Increase
 (Decrease) in Net
 Assets                    (27,327,548)  (69,938,874)  10,152,307   12,839,314   (8,570,061)   (8,030,730)
----------------------------------------------------------------------------------------------------------

Net Assets -- Beginning
 of Period                 108,602,220   178,541,094   30,890,407   18,051,093   57,186,742    65,217,472
----------------------------------------------------------------------------------------------------------

Net Assets--End of
 Period                   $ 81,274,672  $108,602,220  $41,042,714  $30,890,407  $48,616,681  $ 57,186,742
----------------------------------------------------------------------------------------------------------

* Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

48
                                                                  The Flex-funds

--------------------------------------------------------------------------------

     Growth Mutual           Aggressive Growth
    Fund Portfolio         Mutual Fund Portfolio        Bond Portfolio           Money Market Portfolio
------------------------  ------------------------  ------------------------  ------------------------------
   2001         2000*        2001         2000*        2001         2000          2001            2000
-----------  -----------  -----------  -----------  -----------  -----------  -------------  ---------------
$  (39,544)  $    82,270  $   (35,325) $    (2,004) $   312,205  $   700,946  $   8,640,486  $    62,333,054
  (687,697)   (3,142,868)    (225,901)  (4,767,669)     176,747      (11,259)            --               --
  (910,834)      415,581   (1,088,189)     588,388     (349,635)     357,387             --               --
-------------------------------------------------------------------------------------------------------------


(1,638,075)   (2,645,017)  (1,349,415)  (4,181,285)     139,317    1,047,074      8,640,486       62,333,054
-------------------------------------------------------------------------------------------------------------



  7,907,943   31,083,344    5,300,857   26,216,975    2,919,333    2,009,840    392,114,471    4,173,139,320
(3,906,054)   (8,063,894)  (2,715,796)  (9,969,266)  (1,782,687)  (2,123,360)  (343,175,631)  (5,042,463,181)
-------------------------------------------------------------------------------------------------------------
  4,001,889   23,019,450    2,585,061   16,247,709    1,136,646     (113,520)    48,938,840     (869,323,861)
-------------------------------------------------------------------------------------------------------------
  2,363,814   20,374,433    1,235,646   12,066,424    1,275,963      933,554     57,579,326     (806,990,807)
-------------------------------------------------------------------------------------------------------------

 20,374,433           --   12,066,424           --   13,360,412   12,426,858    297,205,795    1,104,196,602
-------------------------------------------------------------------------------------------------------------

$22,738,247  $20,374,433  $13,302,070  $12,066,424  $14,636,375  $13,360,412  $ 354,785,121  $   297,205,795
-------------------------------------------------------------------------------------------------------------

                                                                              49
The Flex-funds

Financial Highlights
Ratios/Supplementary Data For the Six Months Ended June 30, 2001 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Mutual Fund Portfolio

                          2001         2000      1999     1998     1997     1996
                         -------     --------  -------- -------- -------- --------
Total Return              (6.43%)(2)  (15.30%)   17.39%   30.23%   19.29%    7.07%

Net assets, end of
 period ($000)           $81,275     $108,602  $178,541 $140,808 $144,533 $135,540
Ratio of expenses to
 average net assets        1.00% (1)    0.88%     0.86%    0.91%    0.89%    0.87%
Ratio of net investment
 income to average net
 assets                    0.47% (1)    3.28%     1.69%    1.56%    2.08%    1.86%
Ratio of expenses to
 average net assets
 before distribution
 plan fees (12b-1)
 received offset           1.03% (1)    0.88%     0.86%    0.91%    0.89%    0.87%
Portfolio turnover rate   76.33% (2)  405.88%   787.66%  128.31%  395.42%  297.41%

(1) Annualized.
(2) Not annualized.

See accompanying notes to financial statements.

50
                                                                  The Flex-funds

Financial Highlights
Ratios/Supplementary Data For the Six Months Ended June 30, 2001 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Utilities Stock Portfolio

                             2001        2000    1999    1998    1997    1996
                            -------     ------- ------- ------- ------- ------
Total Return                 (6.93%)(2)  21.81%  21.81%  10.33%  30.41% 14.36%

Net assets, end of period
 ($000)                     $41,043     $30,890 $18,051 $13,220 $10,670 $7,964
Ratio of expenses to
 average net assets           1.16% (1)   1.29%   1.35%   1.44%   1.60%  1.61%
Ratio of net investment
 income to average net
 assets                       2.25% (1)   1.74%   1.94%   1.73%   1.79%  2.24%
Ratio of expenses to
 average net assets before
 directed brokerage
 payments                     1.21% (1)   1.30%   1.35%   1.46%   1.65%  1.66%
Portfolio turnover rate       9.81% (2)  37.07%  69.20%  51.36%  41.22% 50.79%

(1) Annualized.
(2) Not annualized.

See accompanying notes to financial statements.

                                                                              51
The Flex-funds

Financial Highlights
Ratios/Supplementary Data For the Six Months Ended June 30, 2001 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Growth Stock Portfolio

                            2001        2000     1999    1998    1997    1996
                           -------     -------  ------- ------- ------- -------
Total Return                (6.30%)(2)  (8.33%)  22.72%  24.58%  31.15%  10.73%

Net assets, end of period
 ($000)                    $48,617     $57,187  $65,217 $51,168 $33,394 $24,414
Ratio of expenses to
 average net assets          1.21% (1)   1.10%    1.15%   1.25%   1.34%   1.24%
Ratio of net investment
 income to average net
 assets                      0.15% (1)   0.29%    0.39%   0.77%   0.83%   2.33%
Ratio of expenses to
 average net assets
 before waiver of fees
 and/or directed
 brokerage payments          1.22% (1)   1.12%    1.16%   1.26%   1.34%   1.24%
Portfolio turnover rate     14.63% (2)  58.03%   51.22%  79.98% 129.79%  81.66%

(1)  Annualized.
(2)  Not annualized.

See accompanying notes to financial statements.

52
                                                                  The Flex-funds

Financial Highlights
Ratios/Supplementary Data For the Six Months Ended June 30, 2001 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Growth Mutual Fund Portfolio

                                                       2001        2000*
                                                      -------     -------
Total Return                                           (6.75%)(2) (12.62%)(2)

Net assets, end of period ($000)                      $22,738     $20,374
Ratio of expenses to average net assets                 0.90% (1)   0.99% (1)
Ratio of net investment income (loss) to average net
 assets                                                (0.36%)(1)   0.63% (1)
Ratio of expenses to average net assets before
 distribution
 plan fees (12b-1) received offset                      1.01% (1)   0.99% (1)
Portfolio turnover rate                                23.15% (2) 257.72% (2)

(1)  Annualized.
(2)  Not annualized.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                              53
The Flex-funds

Financial Highlights
Ratios/Supplementary Data For the Six Months Ended June 30, 2001 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Aggressive Growth Mutual Fund Portfolio

                                                       2001        2000*
                                                      -------     --------
Total Return                                           (8.76%)(2)  (20.32%)(2)

Net assets, end of period ($000)                      $13,302      $12,066
Ratio of expenses to average net assets                 1.01% (1)    1.00% (1)
Ratio of net investment income (loss) to average net
 assets                                                (0.52%)(1)   (0.02%)(1)
Ratio of expenses to average net assets before
 distribution
 plan fees (12b-1) received offset                      1.12% (1)    1.00% (1)
Portfolio turnover rate                                23.97% (2)  302.02% (2)

(1)  Annualized.
(2)  Not annualized.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

54
                                                                  The Flex-funds

Financial Highlights
Ratios/Supplementary Data For the Six Months Ended June 30, 2001 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Bond Portfolio

                             2001       2000    1999    1998    1997    1996
                            -------    ------- ------- ------- ------- -------
Total Return                  1.39%(2)   9.15%   1.35%  10.62%   8.70%   1.15%

Net assets, end of period
 ($000)                     $14,636    $13,360 $12,427 $10,996 $16,909 $17,792
Ratio of expenses to
 average net assets           0.64%(1)   0.45%   0.54%   0.57%   0.57%   0.61%
Ratio of net investment
 income to average net
 assets                       4.43%(1)   5.66%   4.57%   4.97%   5.27%   4.99%
Ratio of expenses to
 average net assets before
 waiver of fees               0.73%(1)   0.75%   0.73%   0.73%   0.71%   0.68%
Portfolio turnover rate     146.38%(2) 375.47% 352.23% 225.11% 375.64% 778.59%

(1)  Annualized.
(2)  Not annualized.

See accompanying notes to financial statements.

                                                                              55
The Flex-funds

Financial Highlights
Ratios/Supplementary Data For the Six Months Ended June 30, 2001 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Money Market Portfolio

                           2001        2000      1999      1998     1997     1996
                         --------    -------- ---------- -------- -------- --------
Total Return                2.76%(2)    6.61%      5.37%    5.71%    5.78%    5.67%

Net assets, end of
 period ($000)           $354,785    $297,206 $1,104,197 $798,269 $587,019 $352,930
Ratio of expenses to
 average net assets         0.20%(1)    0.19%      0.18%    0.18%    0.18%    0.19%
Ratio of net investment
 income to average net
 assets                     5.25%(1)    6.05%      5.07%    5.39%    5.47%    5.34%
Ratio of expenses to
 average net assets
 before waiver of fees      0.35%(1)    0.30%      0.30%    0.30%    0.31%    0.33%

(1) Annualized.
(2) Not annualized.

See accompanying notes to financial statements.

56
                                                                  The Flex-funds

Notes to Financial Statements
June 30, 2001 (unaudited)
-------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Each fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio"; collectively the "Portfolios") having the same investment objective as the fund. Each Portfolio is registered under the Investment Company Act of 1940 as an open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolios qualify as partnerships, and each investor in the corresponding Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the corresponding Portfolio. Accordingly, as a "pass-through" entity, the Portfolios pay no income dividends or capital gain distributions. The investment objective of each Portfolio is as follows:

  The Mutual Fund Portfolio seeks growth of capital by investing primarily in other growth mutual funds that are not affiliated with the portfolio.

  The Utilities Stock Portfolio seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Portfolio will not invest in electric utilities that generate power from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

  The Growth Stock Portfolio seeks growth of capital by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index. Current income is not a primary objective.

  The Growth Mutual Fund Portfolio and the Aggressive Growth Mutual Fund Portfolio seek growth of capital by investing primarily in other mutual funds that are not affiliated with the portfolios.

  The Bond Portfolio seeks to maximize current income through investments in securities, which are issued or guaranteed as to principal and interest, by the U.S. government or any of its agencies or instrumentalities and repurchase agreements involving these U.S. government securities.

  The Money Market Portfolio seeks to provide current income while maintaining a stable share price of $1.00 by investing primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 p.m. Eastern time. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees ("Trustees").

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the six remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. In non-Money Market Portfolios, when such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

                                                                             57
The Flex-funds

Repurchase agreements. Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options. Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Federal income taxes. The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

Each Portfolio, except Growth Mutual Fund Portfolio and Aggressive Growth Mutual Fund Portfolio, has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

2. Investment Transactions

For the year ended June 30, 2001, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

     Portfolio                                 Purchases      Sales
     ---------                                ------------ -----------
     Mutual Fund Portfolio                    $110,784,289 $55,351,256
     Utilities Stock Portfolio                  16,592,511   3,443,048
     Growth Stock Portfolio                      7,398,195  11,018,639
     Growth Mutual Fund Portfolio                8,974,406   4,771,237
     Aggressive Growth Mutual Fund Portfolio     5,873,307   2,935,269
     Bond Portfolio                              7,649,043  14,926,680

58
                                                                 The Flex-funds

As of June 30, 2001, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                               Cost basis                             Net unrealized
                                   of       Unrealized   Unrealized    appreciation
     Portfolio                 investments appreciation depreciation  (depreciation)
     ---------                 ----------- ------------ ------------  --------------
     Mutual Fund Portfolio     $78,163,062  $3,609,779  $  (449,804)    $3,159,975
     Utilities Stock
      Portfolio                 40,330,471   4,696,584   (3,969,496)       727,088
     Growth Stock Portfolio     48,120,803   7,839,113   (7,504,252)       334,861
     Growth Mutual Fund
      Portfolio                 23,418,524     685,948   (1,353,056)      (667,108)
     Aggressive Growth Mutual
      Fund Portfolio            13,876,309     608,740   (1,170,764)      (562,024)
     Bond Portfolio             14,645,706         218         (197)            21
     Money Market Portfolio    352,304,996          --           --             --

3. Investment Advisory Fees and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

For such services the Portfolios pay a fee at the following annual rates:
Mutual Fund Portfolio, Utilities Stock Portfolio, and Growth Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Utilities Stock Portfolio, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Growth Stock Portfolio, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets; Growth Mutual Fund Portfolio and Aggressive Growth Mutual Fund Portfolio, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 2001, MAM voluntarily waived $6,781 and $237,246 of investment advisory fees in the Bond Portfolio and the Money Market Portfolio, respectively. If these fees had not been voluntarily waived the expense ratios, as illustrated in the financial highlights, for the Portfolios and their corresponding fund would have been higher.

Adviser Dealer Services, Inc. ("ADS"), an affiliated broker-dealer of MAM, received distribution fees from underlying holdings of the Mutual Fund Portfolio, Growth Mutual Fund Portfolio, and Aggressive Growth Mutual Fund Portfolio. ADS deposits these fees back into the aforementioned Portfolios in an effort to reduce expenses. During the six months ended June 30, 2001, ADS deposited $12,805, $12,345, and $7,474 of distribution fees received into the Mutual Fund Portfolio, Growth Mutual Fund Portfolio, and Aggressive Growth Mutual Fund Portfolio, respectively.

Also, ADS has an arrangement with the Utilities Stock Portfolio and Growth Stock Portfolio whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Portfolios. For the six months ended June 30, 2001, ADS received $19,477 and $8,372 in commissions in connection with the purchase and sale of investments for the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. For the same time period ADS paid $9,773 and $1,525 of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively, expenses under this arrangement.

                                                                             59
The Flex-funds

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

  a. 0.15% of the first $10 million of
     average daily net assets, 0.10% of the
     next $20 million of average daily net
     assets, 0.02% of the next $50 million
     of average daily net assets, and 0.01%
     in excess of $80 million of average
     daily net assets, or

  b. $7,500 for each Portfolio, except
     $30,000 for the Money Market Portfolio.

Certain officers and trustees of the Portfolios are also officers or directors of Meeder, MAM and MFSCo.


60
                                                                  The Flex-funds

--------------------------------------------------------------------------------
Manager and Investment Advisor:
Meeder Asset Management
6000 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/The Utilities Stock Portfolio
Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Subadvisor/The Growth Stock Portfolio
Sector Capital Management L.L.C.
5350 Poplar Avenue, Suite 490
Memphis, Tennessee 38119

Board of Trustees
Milton S. Bartholomew
Dr. Roger D. Blackwell
James Didion
Charles Donabedian
Robert S. Meeder, Sr.
Robert S. Meeder, Jr.
Jack Nicklaus II
Walter L. Ogle
Philip A. Voelker

Custodian
Firstar Bank, N.A. Cincinnati
Cincinnati, Ohio 45201

Transfer Agent Dividend Disbursing Agent
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, Ohio 43017

Auditors
KPMG LLP
Columbus, Ohio 43215
--------------------------------------------------------------------------------

The Flex-funds

P.O. Box 7177
Dublin, Ohio 43017
TOLL FREE (800)325-3539

E-mail: flexfunds@meederfinancial.com
Internet: www.flexfunds.com

Meeder
Advisor Funds

2001 Semi-Annual Report

June 30, 2001

Performance Perspective

Period and Average Annual Total Returns as of June 30, 2001
--------------------------------------------------------------------------------
Before sales charges
--------------------------------------------------------------------------------
Year-to-Date                                                            -15.80%
1 year                                                                  -24.89%
3 years                                                                  -0.47%
Life of Fund/1/                                                           2.70%

--------------------------------------------------------------------------------
Net of sales charges/2/
--------------------------------------------------------------------------------
Year-to-Date                                                            -20.65%
1 year                                                                  -29.21%
3 years                                                                  -2.41%
Life of Fund*                                                             1.13%

/1/ Inception Date 9/2/97

/2/ Reflects the deduction of maximum sales charge of 5.75%

/3/ The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australasia, and the Far East. This index incurs no sales charges, expenses, or fees. Past performance of an index is not a guarantee of future results. It is not possible to invest directly in an index.

Portfolio Manager

   [PHOTO]

Andrew Hitchings
Portfolio Manager

International Equity Fund

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

Declines continued to sweep through equity markets around the world in the first half of 2001, affecting nearly every region. For the six months ended June 30, 2001, The International Equity Fund returned -15.80% before sales charges, compared with the -14.87% total return of the MSCI EAFE Index3 over the same period.

It seemed no region was immune to the bear market that punished global equity markets in the first six months of 2001. Only three countries in the EAFE Index
- Australia, New Zealand, and Ireland - posted positive returns for the year to date. European countries (ex. U.K.) have suffered the worst so far this year, declining nearly 20%, while the U.K. fell over 14%. Most of the negative performance in Europe came from the Nordic countries, especially Sweden (down 29%) and Finland (down 45%). In Asia, declines in the Pacific Rim nations topped 9% while Japan fell over 8%.

Among sectors around the world, technology stocks briefly rallied to begin both the 1st and 2nd Quarters, sparked in part by the aggressive interest rate reductions enacted by the U.S. Federal Reserve Board. In Europe, the United Kingdom, and Japan, our overweighted positions in technology and telecommunications adversely affected fund performance in the 2001 when these short rallies ended. In select regions, we increased our exposure to more defensive sectors of the stock market to contain some of the losses and keep fund performance generally in line with its benchmark index.

We expect a difficult second half of 2001, with economic slowdowns continuing to weigh heavily on global equity markets. We are looking at select regions that may benefit more from a recovery, such as the Far East, to enhance fund performance in the quarters to come. Plus, further reductions in interest rates in the U.S., Europe, and Asia may prove positive for equity markets around the world.

--------------------------------------------------------------------------------
Regional Holdings                                           as of June 30, 20014

                                  [PIE CHART]

1) Europe                                                                  46%
2) Japan                                                                   23%
3) United Kingdom                                                          23%
4) Pacific Rim (ex. Japan)                                                  4%
5) Australia/New Zealand                                                    4%

/4/ Regional holdings are subject to change.

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended 6/30/01. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The International Equity Fund during each period shown above. To obtain a prospectus containing more information about the Fund, including fees and expenses that apply to a continued investment in the Fund, you may call (800)494-3539 or write P.O. Box 7177, Dublin OH 43017. Read the prospectus carefully before investing. Meeder Advisor Funds are distributed by Adviser Dealer Services, Inc., which is affiliated with Meeder Advisor Funds and The Flex-funds.

Meeder                                      6000 Memorial Drive, Dublin OH 43017
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